As Filed with the Securities and Exchange Commission on May 30, 2006
Registration No. 2-75661
File No. 811-3379

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT
	OF 1933	[ X ]

	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 34	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
	COMPANY ACT OF 1940	[ X ]

	Amendment No. 34	[ X ]

(Check Appropriate Box or Boxes)

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

600 Montgomery Street, 27th Floor, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area code (415) 398-8000

MICHAEL J. CUGGINO, 600 Montgomery Street, 27th Floor, San Francisco, California 94111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

[ X ]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On ____________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	May 30, 2006

(415) 398-8000
600 Montgomery Street  •  San Francisco, California 94111

Permanent Portfolio

Treasury Bill Portfolio

Versatile Bond Portfolio

Aggressive Growth Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
RISK / RETURN SUMMARY	1

Permanent Portfolio Family of Funds, Inc.	1

Permanent Portfolio	1

Treasury Bill Portfolio	4

Versatile Bond Portfolio	6

Aggressive Growth Portfolio	8

EXPENSE TABLE	10

SUMMARY OF OTHER FEATURES	11

DESCRIPTION OF THE FUND’S PORTFOLIOS	13

Tax Planning	13

Dividends and Tax Planning	13

THE FOUR PORTFOLIOS	13

Permanent Portfolio	14

Treasury Bill Portfolio	15

Versatile Bond Portfolio	15

Aggressive Growth Portfolio	16

Additional Risk Factors and Special Considerations	16

Portfolio Holdings	17

MANAGEMENT	17

Investment Adviser	17

Portfolio Management	17

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	19

COMPUTATION OF NET ASSET VALUE	21

PURCHASE OF SHARES	21

REDEMPTION OF SHARES	23

Written Redemption Requests	23

Telephone Redemption Requests	24

In-Kind Redemptions	24

Redemption Limitations	25

Redemption by the Fund	25

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES	25

Automatic Investment Plan	25

Portfolio Exchange	26

Distribution Options	26

Systematic Withdrawal Plan	26

Individual Retirement Account Plans	27

Check Redemptions – Treasury Bill Portfolio and Versatile Bond Portfolio Only	27

Limitations in Exchanges, Redemptions and Service	28

Frequent Purchases and Redemptions	28

SERVICE CHARGES	29

DISTRIBUTION OF SHARES	30

CUSTODIAN, TRANSFER AGENT AND DIVIDEND – DISBURSING AGENT	30

REPORTS	30

PRIVACY POLICY	30

FINANCIAL HIGHLIGHTS	32

RISK / RETURN SUMMARY

        This Summary describes the features of an investment in one or more portfolios of Permanent Portfolio Family of Funds, Inc. Please read this entire Prospectus for more complete information before you invest.

Permanent Portfolio Family of Funds, Inc.

        Permanent Portfolio Family of Funds, Inc. (“Fund”) is a no-load, management investment company consisting of four portfolios: Permanent Portfolio, Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio (each a “Portfolio”). Each Portfolio has a distinct investment objective and distinct investment policies, and seeks, where practicable, to minimize or defer the recognition of taxable income by its shareholders. See “Summary of Other Features – Investment and Tax Planning,” “Description of the Fund’s Portfolios – Tax Planning” and “Description of the Fund’s Portfolios – Dividends and Tax Planning.”

        Of course, there is no assurance that any Portfolio will achieve its objective. Loss of all or a part of your investment is a risk of investing in the Fund’s Portfolios, especially in the case of the Aggressive Growth Portfolio.

Permanent Portfolio

        Investment Objective. The Permanent Portfolio seeks to preserve and increase the purchasing power value of its shares over the long term.

        Principal Investment Strategies. The Permanent Portfolio invests a fixed target percentage of its net assets in each of the following investment categories:

  gold;

  silver;

  Swiss franc assets such as Swiss franc denominated deposits and bonds of the federal government of Switzerland;

  stocks of U.S. and foreign real estate and natural resource companies;

  aggressive growth stocks; and

  dollar assets such as U.S. Treasury securities and short-term corporate bonds.

        Investments may include gold and silver bullion and bullion-type coins; Swiss franc denominated deposits and bonds of the federal government of Switzerland of any maturity; stocks of U.S. and foreign companies whose assets consist primarily of real estate and natural resources such as oil and minerals; stock warrants and stocks of U.S. companies that are expected to have a higher price volatility than the stock market as a whole; and U.S. Treasury securities and short-term corporate bonds rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and having a remaining maturity of twenty-four months or less. The Permanent Portfolio may invest in shares of companies of any market capitalization, including small- or mid-capitalization; however, at least 60% of its investment in aggressive growth stocks will ordinarily be in securities listed on the New York Stock Exchange. The Permanent Portfolio may own investments issued by foreign banks and governments and may own stock in foreign companies or investments held outside the United States, including emerging markets.

        Principal Investment Risks. An investment in the Permanent Portfolio is not guaranteed; you may lose money by investing in the Permanent Portfolio. Even if the Permanent Portfolio does achieve its objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time, because investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee. The principal risks of investing in the Permanent Portfolio are:

  Risks of investments in gold and silver – gold and silver generate no interest or dividends, offering only the potential for price appreciation. The price of gold and silver has been subject to volatile fluctuations from time to time.

  Risks of investment in Swiss franc assets – the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by U.S. rating agencies.

  Risks of investments in real estate and natural resource companies – any decline in the general level of prices of oil or real estate would be expected to have an adverse impact on these stocks. The prices of such stocks are particularly vulnerable to decline in the event of deflationary economic conditions.

  Risks of investments in aggressive growth stocks – investments in aggressive growth stocks are subject to both market risk and capitalization risk. Market risk is the risk that the value of the Portfolio’s investments will fluctuate as the stock market fluctuates and that prices overall will decline for short- or long-term periods. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. Capitalization risk is the risk that investment in companies with small- to mid-capitalization tend to be more volatile than investments in large-cap companies. The Portfolio’s investments in small- and mid-cap companies may have additional risks because such companies often have limited product lines, smaller customer bases and fewer financial resources than larger companies.

  Risks of investments in Dollar assets – Investments in U.S. Treasury securities are subject to interest rate risk. This is the risk that changes in interest rates will affect the value of the Portfolio’s investment in U.S. Treasury securities. Prices of U.S. Treasury securities fall when prevailing interest rates rise. Price fluctuations of long-term U.S. Treasury securities are greater than price fluctuations for shorter term U.S. Treasury securities, and may be as extensive as the price fluctuations of common stock. Investments in corporate bonds are subject to both interest rate risk and credit risk. Please see “Principal Investment Risks” for the Versatile Bond Portfolio below for a discussion of these risks.

  Risks of investing in foreign and emerging markets – Many foreign stock markets are not as developed or efficient as those in the U.S., and securities of some foreign issuers may be less liquid and more volatile than securities of comparable United States companies. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, banks and listed companies; less publicly available information about securities; and accounting and auditing standards often may be less strict and less reliable than in the United States.

  Risks of in-kind redemptions – To avoid liability for corporate federal income tax, the Portfolio must, among other things, derive at least 90% of its gross income each year from items including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Permanent Portfolio would not qualify as “gains on sales of securities.” Consequently, profitable sales of gold and silver (as might be required for the Permanent Portfolio to adhere to its Target Percentages) could subject the Portfolio to liability for corporate federal income tax. To avoid this adverse tax result, the Fund has reserved the right to require redeeming shareholders in the Permanent Portfolio to accept readily tradeable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions. See “Redemption of Shares–In-Kind Redemptions” below.

        More information about the risks of an investment in the Permanent Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Permanent Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2005 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

        During the period shown, the highest calendar quarter return was 7.86% (calendar quarter ended September 30, 1997) and the lowest calendar quarter return was -4.64% (calendar quarter ended June 30, 2004). The year-to-date return through the calendar quarter ended March 31, 2006 was 6.31%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	7.62%	11.49%	7.41%
Return After Taxes on Distributions	7.35%	10.96%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	9.75%	6.01%

Citigroup 3-Month U.S. Treasury Bill Index (2)(3)	3.00%	2.21%	3.72%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Prior to April 7, 2003, the index was known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

Treasury Bill Portfolio

        Investment Objective. The Treasury Bill Portfolio seeks to earn high current income, consistent with safety and liquidity of principal.

        Principal Investment Strategies. The Treasury Bill Portfolio invests in debt obligations of the United States Treasury. At least 80% of its assets are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months. The remainder may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less.

        The Treasury Bill Portfolio, unlike most money market funds (which distribute their investment income daily and maintain a constant net asset value per share), follows a dividend policy that permits (but does not assure) its net asset value per share to rise by reducing the frequency and amount of current dividend distributions, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned. See “Description of the Fund’s Portfolio’s - Dividends and Tax Planning” and “Dividends, Other Distributions and Taxes” for a further discussion of this policy.

        Principal Investment Risks. An investment in the Treasury Bill Portfolio is not guaranteed; you may lose money by investing in the Treasury Bill Portfolio. The principal risk of investing in the Treasury Bill Portfolio is:

  Interest rate risk – the risk that changes in interest rates will affect the value of the Portfolio’s investments in short-term U.S. Treasury securities. Prices of short-term U.S. Treasury securities fall when prevailing interest rates rise.

        More information about the risks of an investment in the Treasury Bill Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Treasury Bill Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2005 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

        During the period shown, the highest calendar quarter return was 1.39% (calendar quarter ended March 31, 2005) and the lowest calendar quarter return was -.09% (calendar quarter ended September 30, 2003). The year-to-date return through the calendar quarter ended March 31, 2006 was .74%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	3.12%	1.35%	2.75%
Return After Taxes on Distributions	2.58%	.69%	1.65%
Return After Taxes on Distributions and Sale of Fund Shares	2.03%	.74%	1.66%

Citigroup 3-Month U.S. Treasury Bill Index (2)(3)	3.00%	2.21%	3.72%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(2)	Returns reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Prior to April 7, 2003, the index was known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

Versatile Bond Portfolio

        Investment Objective. The Versatile Bond Portfolio seeks to earn high current income, while limiting risk to principal.

        Principal Investment Strategies. The Versatile Bond Portfolio invests at least 80% of its assets in a diversified portfolio of corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less. Unlike most short-term bond funds that pay out dividends periodically, the Versatile Bond Portfolio follows a dividend policy that permits (but does not assure) its net asset value per share to rise by reducing the frequency and amount of current dividend distributions, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned. See “Description of the Fund’s Portfolios - Dividends and Tax Planning” and “Dividends, Other Distributions and Taxes” for a further discussion of this policy.

        Principal Investment Risks. An investment in the Versatile Bond Portfolio is not guaranteed; you may lose money by investing in the Versatile Bond Portfolio. The principal risks of investing in the Versatile Bond Portfolio are:

  Interest rate risk – the risk that changes in interest rates will affect the value of the Portfolio’s investments in short-term corporate bonds. Prices of short-term corporate bonds fall when prevailing interest rates rise. Such price changes generally are smaller than changes in the prices of long-term corporate, municipal or U.S. Treasury bonds.

  Credit risk – corporate bonds generally are not guaranteed by any government agency and are subject to the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or otherwise honor its obligations.

        More information about the risks of an investment in the Versatile Bond Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Versatile Bond Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2005 compare to the performance of the Citigroup AAA/AA 1-3 Year Corporate Index, a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

        During the period shown, the highest calendar quarter return was 2.60% (calendar quarter ended September 30, 2001) and the lowest calendar quarter return was -1.07% (calendar quarter ended June 30, 2004). The year-to-date return through the calendar quarter ended March 31, 2006 was .70%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	1.77%	2.47%	3.61%
Return After Taxes on Distributions	1.32%	1.39%	2.31%
Return After Taxes on Distributions and Sale of Fund Shares	1.16%	1.50%	2.30%

Citigroup AAA/AA 1-3 Year Corporate Index (2)(3)	4.12%	3.25%	4.71%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(2)	Returns reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup AAA/AA 1-3 Year Corporate Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s Investor Services, Inc. with maturities of one to three years and a minimum amount outstanding of $100 million. Prior to April 7, 2003, the index was known as the Salomon Smith Barney AAA/AA 1-3 Year Corporate Index.

Aggressive Growth Portfolio

        Investment Objective. The Aggressive Growth Portfolio seeks to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.

        Principal Investment Strategies. The Aggressive Growth Portfolio invests in stocks and stock warrants of U.S. companies selected by the Fund’s investment adviser for high profit potential. The Fund’s investment adviser seeks to select stocks that are expected to have higher price volatility than the stock market as a whole, including stocks of companies in high technology industries, companies developing or exploiting new products or services and companies whose shares are valued primarily for potential growth in earnings, dividends or asset values. The Aggressive Growth Portfolio may invest in shares of companies of any market capitalization, including small- or mid-capitalization; however, at least 60% of its assets will ordinarily be invested in securities listed on the New York Stock Exchange.

        Principal Investment Risks. An investment in the Aggressive Growth Portfolio is not guaranteed; you may lose money by investing in the Aggressive Growth Portfolio. The principal risks of investing in the Aggressive Growth Portfolio are:

  Market risk – the risk that the value of the Portfolio’s investments will fluctuate as the stock market fluctuates and that prices overall will decline for short- or long-term periods. The Portfolio’s investments, particularly in high technology industries, are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining.

  Capitalization risk – the risk that investment in companies with small- to mid-capitalization tend to be more volatile than investments in large-cap companies. The Portfolio’s investments in small- and mid-cap companies may have additional risks because such companies often have limited product lines, smaller customer bases and fewer financial resources than larger companies.

        More information about the risks of an investment in the Aggressive Growth Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2005 compare to the performance of the Dow Jones Industrial Average and the Standard & Poor’s 500 Stock Index. The bar chart assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the return in the year of initial investment would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

        During the period shown, the highest calendar quarter return was 27.47% (calendar quarter ended December 31, 1998) and the lowest calendar quarter return was -21.40% (calendar quarter ended September 30, 2002). The year-to-date return through the calendar quarter ended March 31, 2006 was 7.01%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	20.73%	7.41%	12.58%
Return After Taxes on Distributions	20.58%	7.03%	12.03%
Return After Taxes on Distributions and Sale of Fund Shares	13.68%	6.19%	11.02%

Dow Jones Industrial Average (2)(3)	1.76%	1.96%	9.73%

Standard & Poor’s 500 Stock Index (2)(3)	4.88%	.51%	9.06%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(2)	Returns reflect reinvested dividends as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Dow Jones Industrial Average is an average of the stock prices of 30 large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Stock Index is a market-capitalization weighted index of common stocks and also represents an unmanaged portfolio.

EXPENSE TABLE

The table below briefly describes the fees and expenses you would pay if you buy and hold shares of the Fund’s Portfolios.

Shareholder Fees (fees paid directly from your investment)
One-time account start-up fee	$35.00
Optional services:
Exchange fee (by telephone)	$ 5.00 per exchange
Check redemptions (Treasury Bill Portfolio
and Versatile Bond Portfolio only)	$ 1.00 per check
Bank-to-bank wire transfer	$15.00 per wire
Overnight delivery	$15.00 per delivery

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Management fees(1)	1.00%	1.19%	1.19%	1.19%
Other expenses
Other operating expenses	.35%	.23%	.14%	.22%

Total other expenses	.35%	.23%	.14%	.22%

Total operating expenses	1.35%	1.42%	1.33%	1.41%

(1)	For calendar year 2006, the Fund’s investment adviser intends voluntarily to waive portions of the investment advisory (management) fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s investment advisory fee would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio. Accordingly, after fee waivers, the investment advisory fee for the Treasury Bill Portfolio and the Versatile Bond Portfolio would be .69% and .81%, respectively, and total operating expenses would be .92% and .95%, respectively. The Fund’s investment adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver at any time upon five days written notice to the Fund.

EXAMPLE

        This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

1 Year	$ 172	$ 179	$ 170	$ 178
3 Years	$ 461	$ 483	$ 455	$ 480
5 Years	$ 772	$ 809	$ 762	$ 804
10 Years	$ 1,654	$ 1,731	$ 1,631	$ 1,720

SUMMARY OF OTHER FEATURES

        Other major features of the Fund include:

  Dividends and capital gain distributions (if any) paid annually.

  Tax planning at the Portfolio level to minimize or defer, where practicable, the recognition of taxable income or gains by its shareholders.

  IRA plans (i.e., traditional and Roth IRAs)(“IRA Plans”).

  $1,000 minimum initial investment in any Portfolio.

  $100 minimum initial investment with the establishment of an automatic investment plan.

  $100 minimum additional investment in any Portfolio.

  No redemption or commission charge to redeem shares directly with the Fund.

        Investment and Tax Planning. The Fund was designed to provide its shareholders with a flexible tool for their investment and tax planning. In furtherance of that purpose, each of the Fund’s four Portfolios has its own particular investment objective and policies, and each Portfolio’s shares may be purchased through IRA Plans sponsored by the Fund.

        Each Portfolio, to the extent consistent with its investment objective, arranges its investments to favor opportunities for appreciation and seeks to hold appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. In addition, each Portfolio distributes its net investment income to its shareholders as per-share dividends only once a year, in amounts at least sufficient to enable the Portfolio to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). (If a Portfolio were to distribute less than the minimum amount required for any year, which the Fund considers unlikely, it would become subject to federal income tax for that year on its entire net income and gains, not merely the undistributed portion.) This dividend policy may lessen a shareholder’s tax burden by deferring recognition of taxable income and/or by permitting a greater portion of the shareholder’s total return to be recognized as a capital gain on a redemption rather than as dividends, which are taxable as ordinary income. In the case of shares that pass to a shareholder’s estate, this dividend policy may eliminate income tax on a portion of the shareholder’s total return, due to a federal income tax provision which generally treats property acquired from a decedent as having a tax basis equal to its fair market value at the date of death.

        For shareholders holding their shares in a Portfolio continuously for longer than one year, the tax advantages to be achieved from the Portfolio’s dividend policy will vary depending on the amount and timing of redemptions of shares by the Portfolio’s shareholders in general. See “Description of the Fund’s Portfolios,” “The Four Portfolios” and “Dividends, Other Distributions and Taxes.”

        Investing in the Fund. An investor may establish a Shareholder Account by sending a check ($1,000 minimum for each Portfolio invested in), together with a Shareholder Account Application, to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. See “Purchase of Shares.” Eligible investors may invest through the Fund’s IRA Plans. Existing shareholders may reinvest dividends and capital gain distributions, if any, through the Fund’s automatic reinvestment feature. See “Shareholder Account Services and Privileges – Distribution Options.”

        Redemption of Shares. A shareholder may redeem any or all of the shares purchased in a Portfolio at that Portfolio’s net asset value next determined following receipt of a properly completed redemption request by the Fund’s transfer agent. Redemption requests may be made in writing or by telephone. See “Redemption of Shares – Telephone Redemption Requests.” The cash proceeds of a telephone redemption request will be sent to the shareholder’s individual bank account, either by check (via first class mail), by Electronic Funds Transfer (“EFT”), or by bank-to-bank wire if requested. Shareholders also may redeem shares in the Treasury Bill Portfolio and in the Versatile Bond Portfolio by writing a redemption check. In addition, the Fund offers a Systematic Withdrawal Plan whereby shareholders may receive periodic payments of a fixed amount. The Fund reserves a limited right to redeem shares in the Permanent Portfolio in kind; see “Risk/Return Summary – Permanent Portfolio – Principal Investment Risks.”

        Shareholders may redeem shares in one Portfolio and simultaneously reinvest the proceeds in another Portfolio by means of a Portfolio Exchange. See “Shareholder Account Services and Privileges – Portfolio Exchange.”

        Computation of Net Asset Value. The Fund calculates the net asset value for each Portfolio at the end of regular trading each day the New York Stock Exchange is open for business or any earlier Exchange closing time that day. All purchases and redemptions are effected at the price based on the next calculation of net asset value after the order is received.

        Transfer Agent. The Fund has retained U.S. Bancorp Fund Services, LLC as its transfer agent. The Fund’s management believes that its transfer agent is well qualified to provide shareholders with service that is timely, accurate and efficient. You may contact the transfer agent to inquire about your Shareholder Account or about the processing of your purchase and redemption requests by calling (800) 341-8900, or by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

        Shareholder Services Office. The Shareholder Services Office is made available by the Fund’s investment adviser for the convenience of Fund shareholders. A shareholder or other interested investor may obtain a current Prospectus, Statement of Additional Information (“SAI”), Annual and/or Semi-Annual Report, Shareholder Account Application, IRA Plan Disclosure Statement and Custodial Account Agreement, applicable forms and other informational material regarding the Fund by calling the Shareholder Services Office at (800) 531-5142 or (254) 527-3102, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511 (Fax (254) 527-3406).

         After you have read the Prospectus, please contact the Shareholder Services Office if you have any questions about the policies or objectives of any of the Fund’s Portfolios. The experienced personnel at the Shareholder Services Office will welcome your inquiry.

DESCRIPTION OF THE FUND’S PORTFOLIOS

         To further its shareholders’ individual investment programs, the Fund includes four separate Portfolios, each with its own distinct investment objective and policies. A shareholder may select a Portfolio or Portfolios in accordance with his or her own financial objectives, and may exchange all or a portion of his or her investment(s) in one Portfolio for another whenever he or she wishes. This section of the Prospectus provides a description of the tax planning policies followed by each Portfolio and a more complete description of each Portfolio’s investment objective, principal investment strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its objective.

Tax Planning

        Each of the Fund’s Portfolios, to the extent consistent with its investment objective, follows a policy of seeking to hold appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. This policy can enable a Portfolio to distribute investment profits in the form of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) distributions, which are taxed less heavily for individual shareholders (at maximum federal rate of 15%) than dividends attributable to the Portfolio’s net investment income (other than “qualified dividend income”) and the excess of its net short-term capital gain over net long-term capital loss. Any Portfolio may sell investments that have declined in value for the purpose of offsetting realized gain on investments that have appreciated in value.

        Each Portfolio also attempts, in furtherance of its objective, to manage its investments to reduce its taxable income and to favor opportunities for asset appreciation, which would be free of current federal income taxation to the Portfolio and its shareholders until such appreciation is realized. See “Dividends, Other Distributions and Taxes.”

Dividends and Tax Planning

        Each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as per-share dividends only once a year, in amounts at least sufficient to enable the Portfolio to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. Under the Code, a Portfolio is required to pay as dividends at least 90% of its investment company taxable income to qualify for such treatment. Each Portfolio treats as per-share dividends paid the proportionate amount of its investment company taxable income that is distributed in the form of redemption proceeds. By using this permitted method of calculating dividends paid, each Portfolio is able to reduce the amount of its dividends that are distributed to shareholders who have not redeemed their shares.

        Each Portfolio has incurred and will likely continue to incur a federal excise tax of 4% on part of its undistributed income and capital gains, if any. The federal excise tax reduces the benefit of distributing less than 98% of a Portfolio’s net investment income and realized gains. Such undistributed amounts are retained by the Portfolio and reinvested to earn further income and gains. See “ Dividends, Other Distributions and Taxes.” To the extent that a Portfolio successfully executes its policy, the tax liability of a long-term shareholder or a shareholder who holds shares in the Portfolio on an ex-dividend date may be lessened (to an extent which the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

THE FOUR PORTFOLIOS

        Except as indicated otherwise, the investment objective and policies of each Portfolio, as described below, are fundamental. A Portfolio’s fundamental investment objective or policy can be changed only by a vote of a majority of the Portfolio’s outstanding shares.

        Each Portfolio’s investment strategy is subject to certain risks. See “Risk Factors and Special Considerations” below for a discussion of the principal risks associated with a particular asset category in which a Portfolio may invest. See also “Objectives and Policies – Investment Categories,” in the Fund’s SAI for a further discussion of risks attendant with investments in a particular asset category.

Permanent Portfolio

        The objective of the Permanent Portfolio is to preserve and increase the “purchasing power” value of its shares over the long term.

        The investment policy of the Permanent Portfolio reflects the opinion of its investment adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. The investment strategy of the Permanent Portfolio acknowledges a broad range of economic possibilities and incorporates investments for each of them. Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares in the Permanent Portfolio.

        In pursuit of its investment objective, the Permanent Portfolio, as its fundamental investment policy, invests a fixed “Target Percentage” of its net assets in each of the following categories:

Investment Category	Target Percentage

Gold	20%
Silver	5%
Swiss franc assets	10%
Stocks of U.S. and foreign real estate
and natural resource companies	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

        The Permanent Portfolio will buy or sell investments as needed to correct any discrepancy between its actual holdings in a given category and the Target Percentage for that category if such a discrepancy exceeds one-tenth of the Target Percentage. The Fund’s investment adviser does not attempt to anticipate short-term changes in the general price level of any investment category. Please see “Objectives and Policies – Strategic Portfolio Adjustments” in the SAI for a discussion of those circumstances that might occasion a delay in portfolio adjustments.

        The Permanent Portfolio’s investments in:

  gold consists of gold bullion and bullion-type coins, such as American Eagle gold coins and Canadian Maple Leaf gold coins;

  silver consists of silver bullion and bullion-type coins;

  Swiss franc assets consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland;

  stocks of U.S. and foreign real estate and natural resource companies consist of stocks of companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals);

  aggressive growth stocks include stock warrants and stocks of U.S. companies that are more volatile than the stock market as a whole, and consist of the same types of investments in which the Aggressive Growth Portfolio may invest. See “The Four Portfolios – Aggressive Growth Portfolio”; and

  dollar assets include cash, U.S. Treasury bills and notes and U.S. Treasury bonds, and may include other U.S. dollar-denominated assets such as the obligations of U.S. Government agencies, high-grade, short-term, corporate bonds and banker’s acceptances which, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years and corporate bonds so denominated have a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less.

        Viewed in isolation, some of the Permanent Portfolio’s assets, such as gold and stock warrants, would be considered highly speculative. However, the Fund’s management believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Permanent Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

Treasury Bill Portfolio

        The objective of the Treasury Bill Portfolio is to earn high current income, consistent with safety and liquidity of principal. Investors who wish to invest all or a portion of their capital in a way that seeks to provide a current return (which may be in the form of dividends, increases in net asset value per share, or some combination of the two) and stability of principal should consider purchasing shares in the Treasury Bill Portfolio.

        The Treasury Bill Portfolio, as its fundamental investment policy, invests in debt obligations of the United States Treasury. At least 80% of the Portfolio’s assets will consist of U.S. Treasury bills and notes. The balance of the assets may be invested in U.S. Treasury bonds and notes having a remaining maturity of thirteen months or less. The dollar-weighted average length to maturity of the Portfolio’s investments will not exceed ninety days. The Treasury notes in which the Treasury Bill Portfolio may invest display characteristics similar to U.S. Treasury bills, in that they bear shorter-term maturities than most U.S. Treasury notes.

        The Treasury Bill Portfolio distributes its net investment income and net capital gains, if any, only once a year, in amounts at least sufficient to enable the Portfolio to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. The Portfolio reduces the amount of its per-share dividends to the extent its investment company taxable income is distributed in the form of redemption proceeds. (The Treasury Bill Portfolio’s dividend policy differs from the dividend policies of most money market funds in this respect.) The Treasury Bill Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise. As a result of this policy, the tax liability of a long-term shareholder or a shareholder who holds shares on an ex-dividend date may be lessened (to an extent which the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

Versatile Bond Portfolio

        The objective of the Versatile Bond Portfolio is to earn high current income, while limiting risk to principal. Investors who wish to invest all or a portion of their capital for a higher current return than available in U.S. Treasury securities, while limiting risk to principal, should consider purchasing shares in the Versatile Bond Portfolio. Because the Versatile Bond Portfolio follows policies whose aim is to minimize current dividend distributions to the extent permissable, the Portfolio may be especially suitable for an investor who wishes to defer federal income tax liability for a portion of his or her return on an investment with high current income.

        The Versatile Bond Portfolio invests in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less. As a fundamental policy, at least 80% of the Portfolio’s assets will consist of such bonds. Consistent with its investment strategy, the target range for the average weighted maturity of the Versatile Bond Portfolio ranges between zero and twenty-four months.

        To limit risk to principal arising from defaults by corporate bond issuers, the Versatile Bond Portfolio invests only in bonds that have earned a rating of “A” or higher by Standard & Poor’s and which, in the opinion of the Fund’s management, are secure enough to escape default even under deflationary economic conditions. “AAA,” “AA” and “A” are the three highest of Standard & Poor’s eleven bond rating categories and mean, respectively, that in the judgment of Standard & Poor’s, a bond’s capacity to pay interest and repay principal is “extremely strong,” “very strong” or “strong.” The Portfolio does not invest in so-called “junk bonds.” The Portfolio further reduces risk by diversifying so that ordinarily no more than 5% of the value of its assets is invested in the bonds of any one issuer and no more than 25% is invested in the bonds of issuers in any one industry.

        The Versatile Bond Portfolio purchases only bonds with remaining maturities of twenty-four months or less, to limit risk to principal arising from changes in open-market interest rates. Prices of such short-term bonds tend to be much more stable than prices of long-term corporate, municipal or U.S. Treasury bonds.

        Even though the Versatile Bond Portfolio invests in short-term corporate bonds having little potential for appreciation, the Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise.

Aggressive Growth Portfolio

        The objective of the Aggressive Growth Portfolio is to achieve high (greater than the stock market), long-term appreciation in the value of the Portfolio’s shares. Investors who wish to invest a portion of their capital to achieve high (greater than for the stock market as a whole), long-term appreciation should consider purchasing shares in the Aggressive Growth Portfolio.

        The Aggressive Growth Portfolio, as its fundamental policy, invests in stocks and stock warrants of U.S. companies selected for high profit potential. The price volatility of such investments is expected by the Fund’s investment adviser to be greater than the price volatility of the U.S. stock market as a whole. Such investments may include stocks of companies in high technology industries, companies exploiting or developing new products or services, and companies whose stock is valued primarily for potential growth in earnings, dividends or asset values rather than current income. Stocks may be selected for purchase by the Aggressive Growth Portfolio because they have a history of high volatility or because the companies involved have above-average growth in income, profits or sales. The Aggressive Growth Portfolio intends that, at any one time, it will hold stocks from at least twelve different industry groups and that within each industry group it ordinarily will hold the stocks of both large and small companies. The Aggressive Growth Portfolio also purchases stock warrants.

        Ordinarily at least 60% of the Aggressive Growth Portfolio’s assets will be invested in securities listed on the New York Stock Exchange. The remaining portion of the Portfolio’s assets will be invested in securities listed on the American Stock Exchange or other domestic stock exchange or traded in the over-the-counter market.

        The Aggressive Growth Portfolio will remain fully invested in stock market investments at all times, apart from incidental amounts of cash that ordinarily will not exceed 3% of the Portfolio’s net assets. Accordingly, the success of the Portfolio’s investment policy does not depend on short-term, market timing decisions by the Fund’s investment adviser.

Additional Risk Factors and Special Considerations

        Each Portfolio has principal investment strategies that come with inherent risks. Each Portfolio’s principal risks are described in its Principal Investment Risks section. The following is a list of additional risks to which the Portfolios may be subject. Unless otherwise indicated, each risk applies to all Portfolios of the Fund. Investors should review carefully the risks and other special considerations associated with an investment in the Fund.

        Bond risks. Price fluctuations of long-term U.S. Treasury bonds, such as those held by the Permanent Portfolio, can be as extensive as the price fluctuations of common stocks. Corporate bonds, such as those held by the Permanent Portfolio and the Versatile Bond Portfolio, also may be subject to downward changes in their ratings by Standard & Poor’s and to “call,” or early repayment, at the option of the issuer. The calling of a bond that is trading at a premium over its face value could result in a loss of the premium to the bondholder.

        Tax planning. Each Portfolio of the Fund intends to pay per-share dividends only once a year, in amounts at least sufficient to enable the Portfolio to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which the Fund considers unlikely, the Portfolio would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. To avoid liability for corporate federal income tax, a Portfolio must, among other things, derive at least 90% of its gross income each year from items including interest, dividends and gains on sales of securities.

        Illiquid securities. The Permanent Portfolio may hold a maximum of 10%, and the Aggressive Growth Portfolio may hold a maximum of 5%, of their net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists. Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will hold illiquid securities.

        Unusual features. The Fund’s Portfolios involve many unusual features, including the objectives of providing tax advantages, and investments in a foreign currency, foreign securities and precious metals. These features may result in administrative, financial or tax consequences that are entirely unforeseen.

Portfolio Holdings

        A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s holdings is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser

        The Fund retains Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) as its investment adviser under an investment advisory contract, dated November 24, 2002 (“Contract”). Pacific Heights, whose address is located at 600 Montgomery Street, 27th Floor, San Francisco, California 94111, is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Pacific Heights commenced providing investment advisory services to the Fund in May 2003 and its business has since consisted solely of managing investment companies. Pacific Heights’ manager and sole member is Michael J. Cuggino (who is also its President and Chief Executive Officer).

Portfolio Management

        Although Pacific Heights has only provided investment advisory services to the Fund since May 2003, Mr. Cuggino has been directly involved in the Fund’s operation for over fifteen years. Mr. Cuggino has been the portfolio manager of the Fund since 2003. Mr. Cuggino has also served as a director of the Fund since 1998, as its President since 2003, as its Treasurer since 1993 and as its Secretary since 2006. Prior to his organization of Pacific Heights, he served as a consultant to World Money Managers, the Fund’s former investment adviser, from 1991 to 2003, during which time he shared primary responsibility for the activities of the Fund (including the investment management of its Portfolios) and its former investment adviser. From 1993 through 2002, Mr. Cuggino served as Treasurer of Bullion Security Corporation (an investment trust sponsored by a subsidiary of the Fund’s former investment adviser) and Passport Financial, Inc., a financial publishing firm. The Fund’s SAI provides additional information about Mr. Cuggino’s compensation, other accounts he manages and his ownership of Fund shares.

        The Investment Adviser furnishes the Fund continuously with suggested investment planning and investment advice. The Investment Adviser’s responsibilities (which are performed on its behalf by Mr. Cuggino) include making recommendations concerning the selection, purchase and sale of the Fund’s investments (which are placed by Mr. Cuggino, the Fund’s President and Treasurer). The day-to-day administration of the Fund’s activities are the responsibility of Mr. Cuggino. All activities undertaken by the Investment Adviser on behalf of the Fund are subject to the general oversight of the Fund’s Board of Directors.

        The investment advisory fee payable to the Investment Adviser under the Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract (“Advisory Fee”):

a)	1 and 3/16ths of 1% (1.1875%) of the first $200 million of the Portfolio’s average daily net assets;

b)	7/8ths of 1% (.8750%) of the next $200 million of the Portfolio’s average daily net assets;

c)	13/16ths of 1% (.8125%) of the next $200 million of the Portfolio’s average daily net assets; and

d)	3/4ths of 1% (.7500%) of all of the Portfolio’s average daily net assets in excess of $600 million.

        Pacific Heights absorbs a substantial portion of the Fund’s ordinary operating expenses as described below, a practice that benefits the Fund by limiting its expenses, simplifying its internal accounting and facilitating independent audits. The Investment Adviser also bears the Fund’s distribution expenses. In addition, for at least through the end of calendar year 2006, the Investment Adviser intends voluntarily to waive portions of the Advisory Fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s Advisory Fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. The Investment Adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund. Investors should note that the yields of those two Portfolios are enhanced by the fee waiver.

        The Fund also pays for its investment expenses (such as interest on borrowings, taxes and brokerage commissions), the salary expense of the Fund’s officers (including payments under the Fund’s long term disability plan), the fees and expenses of the Fund’s directors, and any and all extraordinary fees, costs and expenses, including those associated with litigation, government investigations or administrative proceedings. The Investment Adviser bears all of the Fund’s other ordinary operating expenses, which may include charges by the Fund’s transfer agent, charges by the Fund’s custodian, accounting fees, auditing and legal fees not associated with litigation, employee and consultant salaries and expenses, rent and occupancy, printing, postage and general administrative expense. The Investment Adviser may also pay financial intermediaries fees to compensate them for the services they provide, such services include but are not limited to, performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund to shareholders. The Fund does not pay any of the Investment Adviser’s general or administrative overhead expense.

        All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets.

        A discussion regarding the basis for the Fund’s Board of Director’s approval of the Contract may be found in the Fund’s Annual Report to Shareholders for the year ended January 31, 2006.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        For federal income tax purposes, each Portfolio is treated as a separate corporation.

        To reduce the amount of its income that is taxable currently, each Portfolio will, whenever practical and in accordance with its investment policy, offset realized taxable gains on sales of investments that have risen in price with tax losses from sales of assets that have fallen in price. In addition, the Permanent Portfolio may purchase bonds or notes at a market discount, thereby enabling the Portfolio to defer recognition for tax purposes of a portion of the return on such notes or bonds.

        Each Portfolio intends to continue to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Code. This would permit each Portfolio to deduct distributions of its net investment income and net capital gains to its shareholders (collectively,“dividends”), thereby avoiding corporate federal income tax on the income and gains so distributed. Under applicable federal income tax provisions, “distributions” include per-share dividends paid and also include amounts paid to redeeming shareholders that represent their share of a Portfolio’s undistributed earnings and profits. For redeeming shareholders, however, the entire redemption proceeds generally are treated as proceeds from the sale of shares and not as a distribution of net income or gain realized by the Portfolio.

        To reduce the current tax burden of a Portfolio’s investors on their shares of the Portfolio’s net income and gains, each Portfolio intends to pay per-share dividends only in amounts judged sufficient by the Fund’s Board of Directors to enable the Portfolio to qualify for treatment under Subchapter M, thereby avoiding corporate federal income tax to the extent of such dividends. Under the Code, a Portfolio is required to distribute as dividends at least 90% of its investment company taxable income determined without regard to any deduction for dividends paid) to qualify for such treatment.

        The amount of a Portfolio’s net investment income per share that is distributed through redemption payments rather than as per-share dividends is reflected for financial accounting purposes in the same Portfolio’s net asset value per share. Thus, while the Fund’s dividend policy may reduce a shareholder’s tax burden on his share of a Portfolio’s realized net income and capital gains, it should not reduce the shareholder’s total return (dividends plus change in net asset value) on his investment.

        Dividends, if any, are paid only once a year, ordinarily in December. Until paid, amounts earmarked for dividends are retained by the Portfolio from which they are payable and contribute to its net asset value and ability to earn interest, dividends and gains. Dividend payments reduce a Portfolio’s net asset value per share.

        Shareholders may benefit from the Fund’s dividend policy described under “Description of the Fund’s Portfolios” depending upon their personal tax circumstances. This benefit is reduced by the payment of the federal excise tax discussed below. Generally, the benefits are greater for shareholders who hold their shares for longer periods. A shareholder who is accumulating assets over a period of years may achieve a higher after-tax return as a result of the Fund’s dividend policy, since all of the portion of his or her return not distributed, consisting of appreciation, remains invested in the Fund, without any reduction by current federal income tax. A shareholder who redeems portions of his or her shares from time to time also may achieve a higher after-tax return as a result of the Fund’s dividend policy, since the appreciation on the remaining shares may continue to remain invested in the Fund free of current federal income tax. (Such a shareholder should note, however, that his or her benefit is achieved by deferring, not by eliminating, the payment of taxes; thus the overall benefit may be small if he or she holds his or her shares for only a few years.) And, in the case of shares that pass to a shareholder’s estate or heirs, the potential federal income tax liability for previous appreciation may be eliminated entirely through the operation of federal income tax provisions that grant a step-up in the tax basis of property left to an estate or heir. Other capital assets may provide similar tax advantages but be subject to different risks than an investment in the Fund.

        Dividends from net investment income and the excess of net short-term capital gains over net long-term capital losses will be taxable to shareholders as ordinary income, even though in some cases the income will have been earned by the Portfolio before the investor became a shareholder. As a result of the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (“2003 Act”), the part, if any, of those dividends a Portfolio pays that is attributable to its “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the Portfolio satisfies certain holding period, debt-financing, and other restrictions) generally will be subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the shares on which the Portfolio dividends were paid. A portion of those dividends – not exceeding the aggregate dividends a Portfolio receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. No part of the income dividends the Treasury Bill Portfolio or the Versatile Bond Portfolio pays is expected to qualify for that rate or deduction. Dividends from net capital gains, if any, will be taxable to shareholders as long-term capital gains regardless of how briefly their shares have been held and regardless of when the gains were earned by the Portfolio. Those dividends also will be subject to the 15% maximum federal income tax rate for individual shareholders; capital gain dividends to corporate shareholders, however, will remain subject to federal income tax at a maximum rate of 35%. Shareholders will be sent a statement after the end of each calendar year showing their total dividends (during that year) from net investment income and net capital gains. Those statements will indicate the extent to which those dividends are “qualified dividend income.”

        Dividends may be automatically reinvested in additional shares of the same Portfolio if requested. See “Shareholder Account Services and Privileges – Distribution Options.”

        Any capital gain an individual shareholder recognizes on a redemption of his or her Portfolio shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. The 2003 Act did not change the tax rate on short-term capital gains, which will continue to be taxed at the ordinary income rate.

        Each Portfolio must withhold and remit to the U.S. Treasury 28% of dividends and redemption proceeds (regardless of the extent to which any gain or loss is realized) otherwise payable to any individual or certain other noncorporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate is also required from each Portfolio’s dividends otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Other withholding requirements may apply to certain foreign shareholders, except with respect to dividends a Portfolio designates as “interest-related dividends” or “short-termcapital gain dividends”.

        Each Portfolio has incurred and will likely continue to incur a federal excise tax of 4%, which is imposed on some of its undistributed income and capital gains, if any. Undistributed income to which the excise tax applies would include amounts, if any, that a Portfolio in reliance on the judgment of the Fund’s Board of Directors has not timely distributed under Subchapter M of the Code. Such excise tax reduces a Portfolio’s net asset value; however, such undistributed income and capital gain is retained by each Portfolio and is available to earn further interest, dividends and gains.

        Conversion transactions. All or a portion of any gain on a “conversion transaction” (as defined in the Code and including, among others, any transaction that is marketed or sold as producing capital gains from a transaction substantially all of the taxpayer’s expected return from which is attributable to the time value of the taxpayer’s net investment therein) that otherwise would be capital gain is recharacterized as ordinary income. Although the provisions on conversion transactions should not apply to investments in the Treasury Bill Portfolio, it is uncertain whether the Internal Revenue Service would agree with this conclusion. You should consult your own tax adviser for further information regarding this matter.

COMPUTATION OF NET ASSET VALUE

        The Fund makes a separate calculation of each Portfolio’s net asset value per share at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day (“business day”). Each of the Fund’s Portfolios calculates its net asset value per share by subtracting its liabilities from its total assets attributable to its shares, and dividing the result by the number of shares outstanding. All requests received for purchases or redemptions of shares in each Portfolio are executed at a price equal to the Portfolio’s net asset value per share as next computed after the request is received by the Fund’s transfer agent.

        Each Portfolio’s assets are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price provided by NASDAQ, usually as of 4:00 p.m. Eastern time each business day. If there is no trading in an investment on a business day, the investment will be valued at the mean between its bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver are valued at the closing spot price on the New York Commodity Exchange. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is inaccurate, will be valued at fair value pursuant to policies approved by the Fund’s Board of Directors. For example, if the exchange on which a portfolio security is principally traded closes early, or if trading in a portfolio security was halted during the day and did not resume prior to a Portfolio’s calculation of net asset value per share, such a portfolio security would be valued at fair value. Occasionally, events affecting the value of a security a Portfolio holds may occur before the close of the New York Stock Exchange when the Fund prices the Portfolio’s shares, but after the close of the primary markets or exchanges on which a security is traded. This most commonly occurs with foreign securities. Such events may be company specific, such as earnings reports or merger announcements, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events materially affecting the value of such securities occur during such time period, the securities will be valued at their fair value as determined in good faith – under the direction of the Fund’s Board of Directors. Because the Permanent Portfolio may invest in foreign securities, it may be required to value such foreign securities it holds based on fair value. In addition, the Permanent Portfolio and the Aggressive Growth Portfolio may also invest in small- capitalization equity securities. Such securities that are thinly traded may also be subject to fair valuation. Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. Fair valuation of an underlying portfolio security may serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent short-term traders’ arbitrage trading.

        Current net asset value information for the Fund’s Portfolios may be obtained by checking newspaper listings under the heading “Perm Port Funds” or similar abbreviation.

PURCHASE OF SHARES

        Shares in the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio are offered for sale continuously by the Fund. Investors may purchase such shares directly from the Fund without payment of commission or sales load. You should read this entire Prospectus carefully before investing.

        The minimum initial investment in any Portfolio is $1,000 for regular and individual retirement accounts, and $100 with the establishment of an automatic investment plan. Shareholders may make additional investments at any time, in either type of account, in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share next computed after receipt of the properly completed request by the Fund’s transfer agent. Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union, or sent by bank wire. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for investment in any of its Portfolios. A service fee of $25 will be deducted from a Shareholder’s Account for any purchases made (including those made with checks or Automated Clearing House (“ACH”) transfers) that do not clear.

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole.

        Investment by mail. To purchase shares in any of the Fund’s Portfolios by mail, simply complete and sign the accompanying Shareholder Account Application and mail it, together with a check payable through a U.S. bank for the amount of your initial investment, to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. (If you use an overnight delivery service other than U.S. mail, send your Application and check to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.) Please make your investment check payable to “Permanent Portfolio Family of Funds, Inc.” The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent.

        Investment by telephone. If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed Shareholder Account Application. You can mail or overnight deliver your Shareholder Account Application to the transfer agent. Upon receipt of your completed Account Application, the transfer agent will establish an Account for you. The Account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Portfolio that you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to: U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; ABA# 075000022; For credit to U.S. Bancorp Fund Services, LLC; Account# 112-952-137; For further credit to Permanent Portfolio Family of Funds, Inc., Shareholder name and Account number.

        Whether you making an initial investment or an additional investment, before sending your wire, please contact the transfer agent at (800) 341-8900 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

        Your bank may assess a charge for use of a bank wire and the Fund is not responsible for any delays resulting from the banking or Federal Reserve wire system.

        Investment by wire. To make an investment in any of the Fund’s Portfolios by wire, please call the Fund’s transfer agent at (800) 341-8900 to notify the Fund as to which Portfolio(s) you wish to invest, and to verify wire instructions so that the wire transfer is properly applied when received. Then, send the wire to: U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; ABA# 075000022; For credit to U.S. Bancorp Fund Services, LLC; Account# 112-952-137; For further credit to Permanent Portfolio Family of Funds, Inc.; Shareholder name and Account number. If you wish to make an initial investment in the Fund by wire, you should complete and sign a Shareholder Account Application, and send it to the transfer agent at, Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, before sending the wire. If you are making an additional investment, the bank wire must include your Shareholder Account number and a message indicating that you wish to make a purchase in a specific Portfolio(s) in the stated amount(s). Your bank may assess a charge for use of a bank wire and the Fund is not responsible for any delays resulting from the banking or Federal Reserve wire system.

        Additional investments. After your initial investment has been accepted (regardless of whether made by mail or wire), you will receive a confirmation of your purchase. A form which may be used to make additional purchases by mail will accompany the confirmation. It will not be necessary to fill out another Shareholder Account Application, even if you are investing for the first time in another Portfolio. Please indicate clearly the Portfolio(s) in which any additional investment is to be made. If you wish to make an additional investment by wire, you should call the Fund’s transfer agent at (800) 341-8900 before sending the wire. All subsequent purchase requests, regardless of how they are made, must include your Shareholder Account number.

        Automatic investment plan. Shareholders may add systematically to their investment in any of the Fund’s Portfolios by enrolling in the Fund’s Automatic Investment Plan. See “Shareholder Account Services and Privileges – Automatic Investment Plan.”

        Investing through brokers or agents. Investors may invest in any of the Fund’s Portfolios through brokers or other agents who have entered into distribution or account servicing agreements with the Fund’s distributor, Quasar Distributors, LLC. Such brokers or agents may set their own initial and/or subsequent investment minimums, and may, at their discretion, charge fees or other expenses to purchase or redeem shares in the Fund’s Portfolios.

        Anti-money laundering program. In compliance with the USA Patriot Act of 2001, the Fund’s transfer agent will verify certain information on your Shareholder Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Shareholder Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at (800) 341-8900 if you need additional assistance when completing your Shareholder Account Application. If the Fund’s transfer agent is unable to obtain verification of the identity of a shareholder, the Shareholder Account Application will be rejected or the shareholder will not be allowed to perform a transaction in the Shareholder Account until such information is received. The Fund also reserves the right to close the Shareholder Account within five business days if clarifying information/documentation is not received.

REDEMPTION OF SHARES

        Shareholders may redeem all or some of their shares in any Portfolio.

        Subject to the limitations noted below, requests for redemption will be accepted on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request.

        Redemption requests must be accompanied by share certificates, if issued, and must be sent to the transfer agent. The Fund may refuse redemption requests not made in the proper manner.

Written Redemption Requests

        Normally, the shareholder’s signature on a written redemption request (and on the share certificate, if issued) must match exactly the name on the Shareholder Account and must be guaranteed by an eligible guarantor institution. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. For protection of the shareholder and the Fund, additional documentation may be required for redemption of shares held in corporate, partnership, trust or fiduciary accounts.

        By completing the appropriate section of the Shareholder Account Application (“Redemption by Telephone and Without Signature Guarantee”), a shareholder may authorize the Fund to honor redemption requests without signature guarantee. The lack of the signature guarantee does not render the Fund responsible for the authenticity of the signature. Such a redemption request would be processed as though it had been made by telephone, and the cash proceeds would be sent by check, EFT or if requested, by bank-to-bank wire, to the shareholder’s bank account or address of record. See “Telephone Redemption Requests” below for further details.

        Shareholders who wish to avoid the possible inconvenience and delay of obtaining an acceptable signature guarantee should carefully consider authorizing the Fund to accept redemption requests without signature guarantee. If elected on a Shareholder Account Application, such authorization would require only the signature of all of the registered owners of a Shareholder Account on a written redemption request. Although the exemption may have been elected on a Shareholder Account Application, the transfer agent would typically still require a signature guarantee in the following instances:

  if ownership is changed on your Shareholder Account;

  when redemption proceeds are sent to other than the registered owner(s) at the address of record;

  when adding telephone redemption to an existing Shareholder Account;

  when adding or changing Federal Reserve system wire or EFT instructions on a Shareholder Account; and

  if a change of address request was received by the Fund’s transfer agent within the last thirty days.

Telephone Redemption Requests

        A shareholder who is authorized to perform telephone transactions (through the Shareholder Account Application or by subsequent arrangement with the Fund in writing), or has authorized the Fund to honor redemption requests without signature guarantee, may submit redemption requests by telephone. While the Fund will employ reasonable procedures to confirm telephone instructions, such as verification of certain information with the caller, the shareholder will bear the risk of loss from any such request that is unauthorized. Telephone requests are made by calling the Fund’s transfer agent at (800) 341-8900. The cash proceeds of redemptions requested by telephone, or in writing without a signature guarantee, will be sent by check (via first-class mail), or sent by EFT. EFT funds are typically credited within two days after the redemption request. The redeeming shareholder may also request that the cash proceeds be sent by bank-to-bank wire. Redemption proceeds will be addressed only to the shareholder’s address of record or bank account of record (which must be a member of, or have a correspondent relationship with a member of, the Federal Reserve system for wire transfers, or must be an ACH member for EFTs).

        If the redeeming shareholder requests a wire transfer, the transfer agent’s bank will charge the shareholder its customary fee for a wire transfer, which currently is $15. The fee will be deducted from the proceeds of the redemption. A shareholder should ascertain and verify that his or her bank will accept a “federal funds” wire transfer before requesting that the proceeds of a redemption be sent by bank wire. Failure to do so may result in delay in receiving the redemption proceeds and in additional bank-wire fees which will be charged to the shareholder. A shareholder’s bank may also impose a charge for receipt of a bank wire.

        No telephone requests will be honored to redeem shares for which certificates have been issued and are outstanding.

        Telephone exchanges of shares held in an IRA Plan will be accepted only if the proceeds are to be applied to the purchase of shares in another Portfolio within the Fund’s IRA Plans. See “Shareholder Account Services and Privileges – Portfolio Exchange.”

In-Kind Redemptions

        The Fund reserves the right to require redeeming shareholders in the Permanent Portfolio to accept readily tradeable gold or silver bullion or coins where doing so would present an advantage to the Permanent Portfolio in pursuit of its tax planning objectives over a sale or other disposition of the asset. However, to reduce the possibility of inconvenience or loss to such redeeming shareholders, the Permanent Portfolio will require a redeeming shareholder to accept an in-kind redemption only if it has arranged a convenient opportunity for the shareholder promptly to sell the bullion or coins through a qualified broker or dealer at a cost not to exceed 2% of their value at the time of the redemption. In the event that a shareholder elected not to use this service, the Fund at its own expense would deliver the bullion or coins to the shareholder, or, at his or her request, to his or her local bank. See “In-Kind Redemptions” in the Fund’s SAI for a discussion of the Fund’s operating policies for such redemptions.

        From time to time the Fund, at the request of redeeming shareholders in any Portfolio, may distribute readily tradeable assets to the shareholder in payment of his or her redemption. To be accepted by the Fund, any such request for an in-kind redemption must be made in writing. The Fund will accept a request for an in-kind redemption only if it has otherwise decided that the selected asset is suitable for disposition in a transaction consistent with the Portfolio’s investment policies. See “In-Kind Redemptions” in the Fund’s SAI for a discussion of the Fund’s operating policies for such redemptions.

        For the shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.

Redemption Limitations

        The Fund will ordinarily honor a valid redemption request at the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request, and pay it within seven calendar days following the redemption. However, the Fund may delay payment of a redemption request for shares purchased by check until the Fund is certain that the check has cleared, which may take up to twelve calendar days after the issuance of the shares. Shares for which certificates have been issued may not be redeemed until the certificates have been returned to the transfer agent. Neither the Fund, the Investment Adviser, the transfer agent, nor any of their agents is responsible for losses sustained by a shareholder as a result of their acting on any instruction or authorization on the shareholder’s Shareholder Account Application or otherwise in connection with redemption of his or her shares in the Fund.

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, for any period during which the New York Stock Exchange is closed or during any emergency or other period for which the Securities and Exchange Commission (“SEC”) has permitted or required a suspension for the protection of shareholders.

Redemption by the Fund

        The Fund may redeem a shareholder’s shares in any Portfolio at any time that the value of the shares is less than $500 other than by reason of a decline in their net asset value. The Fund will notify such a shareholder at least thirty days prior to effecting such a redemption.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

        When a shareholder makes his or her initial investment in one of the Fund’s Portfolios, a Shareholder Account is opened. Subsequent investments by the shareholder in any Portfolio will be added to his or her Shareholder Account. Fund shareholders will receive a confirmation statement showing each transaction in their Shareholder Account, along with a summary of the status of the Account as of the transaction date. A shareholder may inquire about his or her Shareholder Account by mail or by telephone. See “Custodian, Transfer Agent and Dividend-Disbursing Agent.”

        Certain optional services and privileges are available with a Shareholder Account, as described below. Some of the services involve a fee; a shareholder will incur the fee only if he or she uses the service. Shareholders who do not use a particular service do not bear the cost of providing the service to other shareholders.

Automatic Investment Plan

        The Fund’s Automatic Investment Plan allows shareholders to invest in any Portfolio on a regular schedule. To participate in the Plan, a shareholder should complete the Optional Automatic Investment Plan Section of the Shareholder Account Application which authorizes the Fund’s transfer agent to deduct a specified dollar amount from the shareholder’s checking account (minimum investment $100 per Portfolio each month) and apply that amount to purchase shares in the Portfolio selected by the shareholder. Only bank accounts held at financial institutions that are ACH members are eligible for use in an Automatic Investment Plan. These deductions may be scheduled for any day of the month. However, if a shareholder’s selected date falls on a weekend or a holiday, the investment will be made on the next business day. Once the Account is established, a shareholder should allow fifteen calendar days for the initial transaction under the Automatic Investment Plan to take place. The Plan is free of charge and is available to shareholders in all of the Fund’s Portfolios; the costs of administering the Plan are borne by the Investment Adviser. A shareholder that holds Portfolio shares in an IRA Plan is also eligible to participate in the Automatic Investment Plan. An Automatic Investment Plan may be terminated or suspended at any time, either by the shareholder or by the Fund. Any change or termination requested by the shareholder should be provided to the transfer agent five days prior to the effective date. A service fee of $25 will be deducted from a shareholder’s Shareholder Account for any transactions that do not clear.

Portfolio Exchange

        Shareholders may redeem shares in one Portfolio and simultaneously invest the proceeds in another Portfolio. Such a transaction would constitute a taxable event to the shareholder. By completing the appropriate section of the Shareholder Account Application (“Portfolio Exchange”), a shareholder may authorize the Fund to accept Portfolio Exchange instructions by telephone and in writing without a signature guarantee. Each Portfolio Exchange made by telephone is subject to a charge of $5 by the Fund’s transfer agent. A request submitted in writing and signed by all registered owners of a Shareholder Account will not be charged a fee. If you are unable to execute a Portfolio Exchange by telephone, you should consider sending your Portfolio Exchange request by mail.

        An individual who has both a regular Shareholder Account and a Shareholder Account in an IRA Plan, in exactly the same name, may use a Portfolio Exchange to redeem shares from his or her regular Account and purchase shares in his or her IRA Plan Account. An IRA contribution effected in this manner is subject, for federal income tax purposes, to the same conditions and limitations that apply to IRA contributions generally.

Distribution Options

        A shareholder may request that all dividends, including distributions of net long-term capital gains, be automatically reinvested in shares of the same Portfolio.

        If a shareholder elects to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s Shareholder Account at the Fund’s current net asset value and to reinvest all subsequent distributions.

        A shareholder’s tax liability for dividends is not reduced by reinvesting dividends (whether through Distribution Options or otherwise) in additional Fund shares.

Systematic Withdrawal Plan

        A shareholder whose Shareholder Account totals at least $5,000 may establish a Systematic Withdrawal Plan under which shares with a value predesignated by him or her (but at least $100) are automatically redeemed either monthly or quarterly. Withdrawal payments can be sent by check to the address of record, or by EFT through the ACH network to a pre-determined bank account. In either case, payment ordinarily will be made on the next business day after the redemption. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Systematic Withdrawal Plan.

        Systematic Withdrawal Plan payments are financed by the automatic redemption from the shareholder’s Account of the necessary number of shares to pay the shareholder the amount of cash requested. Redemptions can be made on any day of the month. If the date a shareholder selects falls on a weekend or holiday, the redemption will occur on the next business day. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance Systematic Withdrawal Plan payments of a given amount will vary from payment to payment.

        If a shareholder owns shares in more than one Portfolio, he or she may designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan will be made.

        If a shareholder expects to make additional purchases of a Portfolio, it may not be to his or her advantage to participate in the Systematic Withdrawal Plan because of the adverse tax consequences of making contemporaneous purchases and redemptions.

        A Systematic Withdrawal Plan may be terminated or suspended at any time, either by the shareholder, by telephone or in writing, or by the Fund. Any change or termination requested by a shareholder should be provided to the transfer agent five days prior to the effective date. No separate charge is made for a Systematic Withdrawal Plan; the costs of administering the Plan are borne by the Investment Adviser.

Individual Retirement Account Plans

        Eligible taxpayers may contribute up to the lesser of: (i) $4,000 for 2006 ($4,000 for 2007), in each case increased by $1,000 for a taxpayer who attains age 50 before the close of the year; or (ii) the taxpayer’s income earned from wages, salary and self-employment (“Contribution Limit”) to an individual retirement account (“Traditional IRA”). Such annual contributions generally are deductible by the taxpayer in computing his or her adjusted gross income for federal income tax purposes, if he or she does not participate in an employer sponsored retirement plan or if his or her adjusted gross income does not exceed certain limits. All investment earnings in a Traditional IRA accumulate tax-free until withdrawn, usually at retirement. In addition, deductible contributions can be made to a Traditional IRA for the non-employed spouse of a person who is employed. With certain limitations, amounts withdrawn from a Traditional IRA or received as a lump-sum distribution from a corporate pension or profit-sharing plan or from a Keogh plan can be rolled over without tax into a new IRA. Also, a Traditional IRA may be used in connection with a simplified employee pension plan (“SEP”) maintained by a taxpayer’s employer.

        In addition, an eligible taxpayer may contribute to a Roth IRA for any year an amount up to the excess of the applicable Contribution Limit over any amount the taxpayer contributed to a Traditional IRA for that year. Those contributions are nondeductible, but the assets in the Roth IRA accumulate income without being taxed, and qualifying distributions are generally tax-free. Additionally, unlike a Traditional IRA, there is no rule against making contributions to a Roth IRA after turning age 70 1/2, and there’s no requirement to begin making minimum withdrawals at that age. A Roth IRA can be used instead of a Traditional IRA, to replace an existing Traditional IRA, or to complement a Traditional IRA.

        Under the terms of the Fund’s IRA Plans (including both Traditional and Roth IRAs), contributions are invested in shares of the Portfolio(s) selected by the shareholder, and all dividends and distributions are reinvested in additional shares of the distributing Portfolio(s).

        U.S. Bank, N.A., Milwaukee, Wisconsin (a subsidiary of which is the Fund’s transfer agent), acts as custodian for each Shareholder Account opened under an IRA Plan and charges the fees described in the IRA Plan materials (including the Disclosure Statement and the Custodial Account Agreement) which are available upon request to the Shareholder Services Office. Please read the Disclosure Statement and Custodial Account Agreement carefully before opening a Shareholder Account in the Fund’s IRA Plans.

        Shareholder services available with a regular Shareholder Account (including Automatic Investment Plan, Portfolio Exchange, Distribution Options and Systematic Withdrawal Plan) are also available with an IRA Plan, but are subject to such limitations as the Fund or the IRA Plan custodian may impose from time to time, and are subject to a separate account maintenance fee. Shares held in an IRA Plan may not be redeemed by means of a check redemption, nor may they be redeemed by telephone except as part of a Portfolio Exchange. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal income tax withheld will generally be subject to ten percent withholding.

Check Redemptions – Treasury Bill Portfolio and Versatile Bond Portfolio Only

        Shareholders who have completed the appropriate section of the Shareholder Account Application (“Redemption by Check”) may redeem shares in the Treasury Bill Portfolio or in the Versatile Bond Portfolio by writing a redemption check, as explained below. Such checks may be deposited by a shareholder in his or her local bank account or used to make payments to third parties.

        A book of personalized checks drawn on U.S. Bank, N.A. will be sent upon request to a shareholder maintaining a regular Shareholder Account. The checks will be preprinted for use with the Portfolio for which the shareholder requests check redemption. (Shareholders wishing to write checks on both Portfolios will be provided with two separate books of checks.) When a check signed by the shareholder is presented for payment by U.S. Bank, N.A., the Fund redeems a sufficient number of the shareholder’s shares in the appropriate Portfolio to pay the check. Please note that a check can be used to redeem shares only in the Portfolio preprinted on the face of the check.

        Shares for which certificates have been issued and not returned to the Fund’s transfer agent may not be redeemed by check. Please do not write redemption checks for which insufficient shares are available; such checks will be returned unpaid, and your Shareholder Account will be charged a “bad check” fee of $25. Because the prices of the Fund’s shares fluctuate, the number of shares redeemed to finance a check redemption of a given amount will vary. Neither the Fund, the Investment Adviser, nor the transfer agent bears any responsibility in regard to the payment or non-payment of redemption checks by U.S. Bank, N.A.

        The check redemption privilege is offered by the Fund as a convenience to its shareholders. There is no limit to the number of checks a shareholder may write, nor is any minimum check amount required. However, check redemptions are not intended to be used as a substitute for a bank checking account. The fee for each check redemption is $1, which is collected by redeeming an additional fraction of a share from the shareholder’s Account.

        Shares held in an IRA Plan may not be redeemed by check redemption.

Limitations in Exchanges, Redemptions and Service

        The Fund’s management has designed the foregoing services and privileges in accordance with its intention to provide its shareholders with a flexible tool for their investing. The Fund’s Portfolios may alter, limit or suspend such foregoing services and privileges (including Check Redemptions, Automatic Investment Plan, Portfolio Exchange, Distribution Options or Systematic Withdrawal Plan) at any time without notice.

Frequent Purchases and Redemptions

        The Fund’s Portfolios are intended to be used as long-term investments. The Fund discourages frequent purchases, redemptions or exchanges of Portfolio shares. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders of the Portfolio. The Fund’s Board of Directors has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Portfolio shares by shareholders and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Fund’s policies and procedures provide that each of the Fund’s Portfolios will temporarily suspend or terminate purchase, sale or exchange transactions by any investors, potential investors, groups of investors or shareholders who have been identified as engaging in short-term trading activity that may be disruptive to the Fund or any of its Portfolios. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Fund’s Portfolios when such trading activity takes place at the level of omnibus accounts established in the Fund’s name by such financial intermediaries. Accordingly, the Fund’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

        The Fund’s Permanent Portfolio may invest its assets in foreign securities and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the overseas markets but prior to the close of the U.S. markets. The Fund has adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be their fair value as of the Permanent Portfolio’s valuation time. To the extent that the Permanent Portfolio does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of the Portfolio’s shares held by other shareholders. The Fund’s Permanent Portfolio and Aggressive Growth Portfolio also may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of these Portfolios in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of these Portfolios held by other shareholders.

SERVICE CHARGES

        The Investment Adviser charges each shareholder a one-time account start-up fee of $35. A shareholder pays this fee only once, even if he or she invests in more than one Portfolio, and even if he or she maintains both an IRA Plan Account and a regular Shareholder Account with the Fund in exactly the same name and address. This fee is deducted from the shareholder’s initial investment and will be deducted a second time only if a former shareholder opens a new Shareholder Account.

        The one-time account start-up fee offsets a portion of the costs associated with establishing an Account for each shareholder. The Fund’s Board of Directors considers that the amount of such fee is lower than that which the Fund might have paid to obtain comparable services from unaffiliated parties.

        A current shareholder may invest in one or more additional Portfolios without incurring an additional account start-up fee.

        The following table summarizes the Fund’s Optional Services and Charges:

OPTIONAL SERVICES AND CHARGES

Automatic investment plan	No charge.

Portfolio exchange
By telephone	$5.00 per exchange;
no limit to the number or frequency of exchanges.
In writing	No charge;
no limit to the number or frequency of exchanges.

Automatic reinvestment	No charge.

Telephone redemptions	No charge;
no minimum redemption size;
no limit to the number of telephone redemptions.

Electronic funds transfer (EFT)	No charge.

Check redemptions	$1.00 per check;
(Treasury Bill Portfolio and	no minimum check size;
Versatile Bond Portfolio only)	no limit to the number of check redemptions.

Bank-to-bank wire transfer	$15.00 per wire.

Systematic withdrawal plan	No charge.

Overnight delivery	$15.00 per delivery.

Assistance from the Shareholder Services Office at (800) 531-5142	No charge.

DISTRIBUTION OF SHARES

        The Fund’s distributor for each of its Portfolios is Quasar Distributors, LLC (“Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. Shares in each of the Fund’s Portfolios are offered on a continuous basis by the Distributor.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        The Fund’s custodian is State Street Bank and Trust Company (“Custodian”), located in Boston, Massachusetts.

        The Fund’s transfer agent and dividend-disbursing agent is U.S. Bancorp Fund Services, LLC (“Transfer Agent”), telephone number (800) 341-8900. The Transfer Agent’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence with the Transfer Agent should be addressed to P.O. Box 701, Milwaukee, Wisconsin 53201.

REPORTS

        The Fund sends to its shareholders the Fund’s financial statements, including a report of each Portfolio’s investment holdings, every six months. The Fund’s fiscal year ends on January 31. Further information about the performance of the Fund is contained in the Fund’s Annual Report to Shareholders for the year ended January 31, 2006. A copy of the Annual Report to Shareholders is available without charge from the Shareholder Services Office.

        Tait, Weller & Baker LLP has been selected by the Fund’s Board of Directors as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2007.

PRIVACY POLICY

        The Fund recognizes that shareholders expect an exceptional level of privacy in their financial affairs and assures the confidentiality of personal information provided to it.

        The information the Fund collects is limited to what it believes is necessary or useful to conduct the Fund’s business; administer shareholder records, accounts and funds; to comply with laws and regulations; and to help the Fund design or improve products and services. The Fund collects non-public personal information about its shareholders from information it receives from shareholders on applications or other forms, as well as from information about shareholders’ transactions with the Fund.

        Some of this information may be disclosed to non-affiliated third parties who provide non-financial services to the Fund such as our transfer agent, to administer shareholder accounts and mail transaction confirmations and tax forms and the mailing house the Fund utilizes for mailing shareholder reports. Disclosing this information enables the Fund to meet customers’ financial needs and regulatory requirements. These third parties act on the Fund’s behalf and are obligated to keep the information the Fund provides to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about current or former shareholders to anyone, except as permitted by law.

        To protect shareholders’ non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices and procedures to safeguard such information.

        In the event that shareholders hold shares of the Fund through a financial intermediary, including but not limited to, a bank, broker-dealer, trust company, investment representative or other financial intermediary, the privacy policy of such a financial intermediary would govern how a shareholder’s non-public personal information would be shared with non-affiliated third parties.

        Questions regarding the Fund’s Privacy Policy should be directed to the Shareholder Services Office at (800) 531-5142. Thank you.

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FINANCIAL HIGHLIGHTS

        These financial highlight tables are intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share in a Portfolio. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information is derived from the financial highlights in the Fund’s financial statements and has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report dated March 13, 2006, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders. The Fund’s Annual Report to Shareholders is available without charge from the Shareholder Services Office.

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                                                                                      Permanent Portfolio
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                                                                                     Year ended January 31
                                                              -------------------------------------------------------------------
                                                                 2006          2005          2004          2003          2002
                                                              -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of year                             $   26.29     $   24.52     $   20.89     $   18.59     $   18.29
                                                               ---------     ---------     ---------     ---------     ---------
   Income from investment operations:
     Net investment income (1)(2)(3) ..........                      .12           .18           .11           .28           .27
     Net realized and unrealized gain
       on investments and foreign
       currencies .............................                     3.96          2.13          3.82          2.47           .47
                                                               ---------     ---------     ---------     ---------     ---------
       Total income from
         investment operations                                      4.08          2.31          3.93          2.75           .74

   Less distributions from:
     Net investment income  ...................                     (.20)         (.15)         (.22)         (.19)         (.27)
     Net realized gain on investments (4) .....                     (.05)         (.39)         (.08)         (.26)         (.17)
                                                               ---------     ---------     ---------     ---------     ---------
       Total distributions                                          (.25)         (.54)         (.30)         (.45)         (.44)
                                                               ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                                   $   30.12     $   26.29     $   24.52     $   20.89     $   18.59
                                                               =========     =========     =========     =========     =========

Total return (5) .............................                    15.57%         9.37%        18.87%        14.90%         4.08%

Ratios / supplemental data:
   Net assets, end of year (in thousands) .....                $ 382,025     $ 233,860     $ 120,691     $  78,674     $  52,078
                                                               =========     =========     =========     =========     =========

   Ratio of expenses to average net assets ....                    1.35%         1.38%         1.58%         1.34%         1.46%
   Ratio of net investment income
     to average net assets (2)(3) .............                     .43%          .72%          .47%         1.42%         1.44%
   Portfolio turnover rate ....................                     .73%         6.29%        23.19%         1.06%         1.07%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	A change in accounting for the amortization of discounts and premiums had the effect of decreasing net investment income per share and the ratio of net investment income to average net assets by $.17 and .96%, respectively, during the year ended January 31, 2002.
(3)	The recording as other income of previously advanced legal expenses described in Note 8 to the Fund’s financial statements had the effect of increasing net investment income per share and the ratio of net investment income to average net assets by $.07 and .39%, respectively, during the year ended January 31, 2005. Without this other income, the net investment income per share would have been $.11 during the year then ended.
(4)	Capital gain distribution pursuant to Section 852(b)(3) of the Code.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

                                                              -------------------------------------------------------------------
                                                                                    Treasury Bill Portfolio
                                                              -------------------------------------------------------------------
                                                                                     Year ended January 31
                                                              -------------------------------------------------------------------
                                                                 2006          2005          2004          2003          2002
                                                              -----------   -----------   -----------   -----------   -----------

 Net asset value, beginning of year                            $   67.10     $   66.19     $   66.58     $   67.69     $   68.94
                                                               ---------     ---------     ---------     ---------     ---------
   Income from investment operations:
     Net investment income (loss) (1)(2)(3)....                     1.41           .91          (.03)          .40          1.75
     Net realized and unrealized gain (loss)
       on investments (4) .....................                      .02            --           .05          (.07)          .04
                                                               ---------     ---------     ---------     ---------     ---------
       Total income from investment operations                      1.43           .91           .02           .33          1.79

   Less distributions from:
     Net investment income ....................                    (1.03)           --          (.41)        (1.44)        (3.04)
                                                               ---------     ---------     ---------     ---------     ---------
       Total distributions                                         (1.03)           --          (.41)        (1.44)        (3.04)
                                                               ---------     ---------     ---------     ---------     ---------

 Net asset value, end of year                                  $   67.50     $   67.10     $   66.19     $   66.58     $   67.69
                                                               =========     =========     =========     =========     =========

 Total return (5) .............................                    2.12%         1.39%          .03%          .49%         2.60%

 Ratios / supplemental data:
   Net assets, end of year (in thousands) .....                $  48,328     $  51,768     $  55,293     $  66,516     $  71,202
                                                               =========     =========     =========     =========     =========

   Ratio of expenses
     to average net assets (2) ................                     .92%          .98%          .97%          .90%         1.01%
   Ratio of net investment income (loss)
     to average net assets (3) ................                    2.10%         1.37%        (.05)%          .60%         2.56%

(1)	Net investment income (loss) is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .50% for the year ended January 31, 2006 and .50%, .50%, .50% and .50% for the years ended January 31, 2005, 2004, 2003 and 2002, respectively. Without this waiver, the net investment income or loss per share would have been $1.08 for the year ended January 31, 2006 and $.58, $(.37), $.07 and $1.16 for the years then ended.
(3)	The recording as other income of previously advanced legal expenses described in Note 8 to the Fund’s financial statements had the effect of increasing net investment income per share and the ratio of net investment income to average net assets by $.76 and 1.11%, respectively, during the year ended January 31, 2005. Without this other income, the net investment income per share would have been $.15 during the year then ended.
(4)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

                                                              -------------------------------------------------------------------
                                                                                    Versatile Bond Portfolio
                                                              -------------------------------------------------------------------
                                                                                     Year ended January 31
                                                              -------------------------------------------------------------------
                                                                 2006          2005          2004          2003          2002
                                                              -----------   -----------   -----------   -----------   -----------

 Net asset value, beginning of year                            $   57.01     $   58.88     $   60.82     $   60.38     $   59.67
                                                               ---------     ---------     ---------     ---------     ---------

   Income from investment operations:
     Net investment income (1)(2) .............                     1.01           .57           .87          1.53          2.38
     Net realized and unrealized gain (loss)
       on investments (3) .....................                      .15          (.56)         (.26)          .65           .85
                                                               ---------     ---------     ---------     ---------     ---------
       Total income from investment operations                      1.16           .01           .61          2.18          3.23

   Less distributions from:
     Net investment income ....................                     (.74)        (1.13)        (2.01)        (1.74)        (2.52)
     Net realized gain on investments (4) .....                     (.01)         (.75)         (.54)           --            --
                                                               ---------     ---------     ---------     ---------     ---------
       Total distributions                                          (.75)        (1.88)        (2.55)        (1.74)        (2.52)
                                                               ---------     ---------     ---------     ---------     ---------

 Net asset value, end of year                                  $   57.42     $   57.01     $   58.88     $   60.82     $   60.38
                                                               =========     =========     =========     =========     =========

 Total return (5) .............................                    2.04%          .02%         1.01%         3.62%         5.41%

 Ratios / supplemental data:
   Net assets, end of year (in thousands) .....                $  18,509     $  18,758     $  20,735     $  20,891     $  26,032
                                                               =========     =========     =========     =========     =========

   Ratio of expenses to average net assets (2).                     .95%         1.01%         1.04%         1.02%         1.11%
   Ratio of net investment income
     to average net assets ....................                    1.76%          .99%         1.46%         2.52%         3.97%
   Portfolio turnover rate ....................                   50.09%        75.72%        67.26%        69.58%       107.36%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .37% for the year ended January 31, 2006 and .38%, .38%, .37% and .38% for the years ended January 31, 2005, 2004, 2003 and 2002, respectively. Without this waiver, the net investment income per share would have been $.80 for the year ended January 31, 2006 and $.35, $.65, $1.16 and $2.05 for the years then ended.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.
(4)	Capital gain distribution pursuant to Section 852(b)(3) of the Code.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

                                                              -------------------------------------------------------------------
                                                                                   Aggressive Growth Portfolio
                                                              -------------------------------------------------------------------
                                                                                      Year ended January 31
                                                              -------------------------------------------------------------------
                                                                 2006          2005          2004          2003          2002
                                                              -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of year                             $   86.11     $   80.46     $   58.14     $   78.69     $   83.76
                                                               ---------     ---------     ---------     ---------     ---------

  Income (loss) from investment operations:
    Net investment loss(1)(2) ................                      (.11)         (.27)         (.63)         (.44)         (.65)
    Net realized and unrealized gain (loss)
      on investments  ........................                     25.61          9.86         22.95        (20.11)        (4.10)
                                                               ---------     ---------     ---------     ---------     ---------
      Total income (loss) from investment
        operations                                                 25.50          9.59         22.32        (20.55)        (4.75)

  Less distributions from:
    Net realized gain on investments (3) .....                      (.90)        (3.94)           --            --          (.32)
                                                               ---------     ---------     ---------     ---------     ---------
      Total distributions                                           (.90)        (3.94)           --            --          (.32)
                                                               ---------     ---------     ---------     ---------     ---------

Net asset value, end of year                                   $  110.71     $   86.11     $   80.46     $   58.14     $   78.69
                                                               =========     =========     =========     =========     =========

Total return (4) .............................                    29.64%        12.05%        38.39%      (26.12)%       (5.67)%

Ratios / supplemental data:
  Net assets, end of year (in thousands) .....                 $  52,125     $  25,589     $  23,628     $  18,607     $  23,919
                                                               =========     =========     =========     =========     =========

  Ratio of expenses to average net assets ....                     1.41%         1.43%         1.64%         1.33%         1.41%
  Ratio of net investment loss to
    average net assets (2) ...................                    (.11)%        (.33)%        (.91)%        (.64)%        (.80)%
  Portfolio turnover rate ....................                    10.41%         1.90%         3.07%         4.92%         5.23%

(1)	Net investment loss is based on average net assets per share outstanding during the year.
(2)	The recording as other income of previously advanced legal expenses described in Note 8 to the Fund’s financial statements had the effect of decreasing net investment loss per share and the ratio of net investment loss to average net assets by $.22 and .28%, respectively, during the year ended January 31, 2005. Without this other income, the net investment loss per share would have been $(.49) during the year then ended.
(3)	Capital gain distribution pursuant to Section 852(b)(3) of the Code.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

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Investment Adviser
Pacific Heights Asset Management, LLC San Francisco, California

Custodian
State Street Bank and Trust Company Boston, Massachusetts

Distributor
Quasar Distributors, LLC Milwaukee, Wisconsin

Transfer Agent
U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin

Additional information about the Fund’s investments
is available in the Fund’s Annual and Semi-Annual
Reports to shareholders. In the Fund’s Annual
Report, you will find a discussion of the market
conditions and investment strategies that sig-
nificantly affected the Fund’s performance during
its last fiscal year. The Fund’s Statement of	Permanent Portfolio
Additional Information (“SAI”), which has been	(PRPFX)
filed with the Securities and Exchange Commission
(“SEC”), also provides additional information about	Treasury Bill Portfolio
the Fund and is incorporated herein by reference	(PRTBX)
(a legal part of this Prospectus). The Fund’s Annual
and Semi-Annual Reports to shareholders and	Versatile Bond Portfolio
its SAI are available on the Fund’s website:	(PRVBX)
http://www.permanentportfoliofunds.com.
Aggressive Growth Portfolio
Information about the Fund (including the SAI)	(PAGRX)
can be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C. Information
on the operation of the Public Reference Room
may be obtained by calling the SEC at (202) 942-8090.
Reports and other information about the Fund are
available on the EDGAR Database on the SEC’s
Internet site at http://www.sec.gov and copies
of this information may be obtained, upon payment
of a duplication fee, by electronic request at the
following e-mail address: publicinfo@sec.gov,
or by writing the Public Reference Section of the
SEC, Washington, D.C. 20549-0102.	No Person is authorized to give any
information or to make any representation not
To obtain a copy of the Fund’s SAI or Annual and	contained in this Prospectus in connection with the
Semi-Annual Reports free of charge, to request	matters described herein. If given or made, such
other information about the Fund, or to make	information or representation must not be relied
shareholder inquiries, please write or call:	upon as having been authorized.

Shareholder Services Office	Prospectus (Investment Company Act File No. 811-3379)
(800) 531-5142 (254) 527-3102 • FAX (254) 527-3406

STATEMENT OF	May 30, 2006
ADDITIONAL
INFORMATION

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
600 Montgomery Street • San Francisco, California 94111

        This Statement of Additional Information (“SAI”) of Permanent Portfolio Family of Funds, Inc. (“Fund”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus dated May 30, 2006 (“Prospectus”). The Fund’s Prospectus and its Annual Report to Shareholders (SEC Accession No. 0000357298-06-000009) for the fiscal year ended January 31, 2006, both of which are incorporated herein by reference, may be obtained, without charge and upon request, by calling the Fund’s Shareholder Services Office toll free at (800) 531-5142, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511. The Prospectus and the Annual Report to Shareholders are also available on the Fund’s website at http://www.permanentportfoliofunds.com.

        The Fund’s Permanent Portfolio reserves a limited right to redeem its shares in kind in certain circumstances, as explained herein under the heading “Redemption of Shares – In-Kind Redemptions.”

TABLE OF CONTENTS

OBJECTIVES AND POLICIES	1

The Four Portfolios	1

Investment Strategy	1

Permanent Portfolio	1

Treasury Bill Portfolio	2

Versatile Bond Portfolio	2

Aggressive Growth Portfolio	3

Investment Categories	4

Illiquid Investments	6

Offsetting and Indirect Investments	7

Strategic Portfolio Adjustments	12

Investment Restrictions	12

ORGANIZATION AND MANAGEMENT	14

Fund History	14

Investment Adviser	14

Portfolio Manager	17

Portfolio Holdings Disclosure	17

Board of Directors	18

Standing Committees of the Board of Directors	18

Code of Ethics	20

Proxy Voting Policies	20

Share Ownership of Directors and Officers	20

Share Ownership	21

Compensation	21

TAXES	22

General	22

Taxation of Shareholders	23

Taxation of the Portfolios	24

COMPUTATION OF NET ASSET VALUE	26

PURCHASE OF SHARES	27

REDEMPTION OF SHARES	28

Redemption Limitations	28

In-Kind Redemptions	28

In-Kind Redemption Requests	29

PORTFOLIO TRANSACTIONS AND BROKERAGE	29

DISTRIBUTOR	31

TRANSFER AND DIVIDEND-DISBURSING AGENT	31

CUSTODIAN	31

GENERAL INFORMATION	31

Capitalization	31

FINANCIAL STATEMENTS	32

OBJECTIVES AND POLICIES

The Four Portfolios

        The Fund has four separate portfolios, the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio (each a “Portfolio”).

        The Permanent Portfolio invests a fixed Target Percentage (as defined in the Prospectus) of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills, notes and short-term corporate bonds. The Permanent Portfolio’s objective is to preserve and increase the “purchasing power” value of its shares over the long term.

        The Treasury Bill Portfolio invests in short-term U.S. Treasury bills and notes, and may also invest in U.S. Treasury bonds and notes having a remaining maturity of thirteen months or less. The Treasury Bill Portfolio’s objective is to earn high current income, consistent with safety and liquidity of principal.

        The Versatile Bond Portfolio invests in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), with a remaining maturity of twenty-four months or less. The Versatile Bond Portfolio’s objective is to earn high current income, while limiting risk to principal.

        The Aggressive Growth Portfolio invests in stocks and stock warrants of U.S. companies selected by Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”), the Fund’s Investment Adviser, for high profit potential. The Aggressive Growth Portfolio’s objective is to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.

        Each Portfolio follows the dividend and tax-planning policies described in the Fund’s Prospectus under “Description of the Fund’s Portfolios” and “Dividends, Other Distributions and Taxes.” The Treasury Bill Portfolio and the Versatile Bond Portfolio also provide check redemption services as described in the Prospectus under the heading “Shareholder Account Services and Privileges – Check Redemptions – Treasury Bill Portfolio and Versatile Bond Portfolio Only.”

        Solely for the purpose of holding overnight cash balances (but not for investment purposes), a Portfolio may hold investments up to seven days in short-term U.S. Treasury securities or repurchase agreements with commercial banks and securities broker-dealers, in amounts ordinarily not to exceed 3% of the Portfolio’s net assets, or 4% if the repurchase agreement is entered into with the Fund’s custodian, State Street Bank and Trust Company.

Investment Strategy

        Permanent Portfolio

        The Permanent Portfolio’s investment policies reflect the opinion of the Investment Adviser that it is impossible to forecast inflation rates or other economic events with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. An investment vehicle such as the Permanent Portfolio, whose goals include the preservation of purchasing power, acknowledges a broad range of economic possibilities, and, in order to preserve purchasing power over the long term, incorporates investments for each of them. In the opinion of the Investment Adviser, economic possibilities for the future are limited to the following:

1.	Rising inflation. From 1960 through 1980 the rate of inflation generally, with intermittent pauses and reversals, rose. The inflation rate generally fell from 1980 through 2005. The Investment Adviser believes that if the pattern of rising inflation resumes, the investments most likely to appreciate would include gold, silver, Swiss franc assets and interests in real estate and natural resources. Gold, silver, real estate and natural resources tend to be profitable during periods of rising inflation because inflation and the fear of further inflation add to investor demand for assets whose values are not denominated in a fiat (non-convertible) currency. Swiss franc assets tend to appreciate during periods of rising inflation because, although the Swiss franc is a fiat currency, the Swiss government traditionally has acted with a high degree of restraint in permitting the issuance of new currency. Such restraint is generally taken to indicate that a currency will preserve its purchasing power. If the rate of inflation does rise, the prices of common stocks (other than those of U.S. and foreign real estate and natural resource companies) and, more especially, of dollar assets, are likely to decline.

2.	Abruptly-slowing inflation. Most periods of extended inflation in U.S. history have been followed by abrupt declines in the rate of inflation and, in many cases, by deflation. The Investment Adviser believes that if inflation should decline abruptly (or deteriorate into a deflation), the investments most likely to appreciate would include previously issued dollar assets such as U.S. Treasury securities, since interest rates on newly issued dollar investments of these types tend to decline during periods of declining inflation, thus increasing the value of previously issued securities. If the rate of inflation does decline abruptly, it is likely that gold, silver, Swiss franc assets and most common stocks would decline in value.
3.	Gradually-slowing inflation. In the event that the rate of inflation declines slowly (a “soft landing”) and the economy escapes the trauma that has followed most inflations, the Investment Adviser believes that common stocks would be among the investments most likely to appreciate. The results for stock market issues that tend to rise and fall to a greater degree than the stock market as a whole (the types of issues that the Investment Adviser attempts to identify and include in the Permanent Portfolio’s investment portfolio as aggressive growth stocks) would be especially favorable. In the opinion of the Investment Adviser, common stocks tend to appreciate during periods of gradually declining inflation because the effective rate of taxation faced by most operating businesses declines in step with the inflation rate (due to the interaction between inflation and the depreciation allowances provided for under the Internal Revenue Code of 1986, as amended (“Code”)), and because the occurrence of a soft landing indicates that the economy will not suffer the disruption associated with an abrupt decline in inflation. If the rate of inflation does decline gradually, it is likely that gold, Swiss franc assets and the stocks of U.S. and foreign real estate and natural resource companies would decline in value.

        The Permanent Portfolio attempts to achieve its objective by maintaining a combination of investments whose purchasing power as a whole should hold steady or increase in the variety of economic circumstances listed above. The Investment Adviser is able to make no assessment as to the current state of the economy and has no opinion as to the occurrence of any particular economic possibility for the future.

        As indicated above, the Permanent Portfolio’s investments include gold, silver, Swiss franc assets, various stock market issues and dollar assets. The investment categories were selected and the Target Percentages assigned in accordance with the Investment Adviser’s opinion of the volatility of the investments, and their past and anticipated future performances in varying economic circumstances. Of course, the Fund has no control over the manner in which particular investments respond to changes in economic conditions. For example, even in an inflationary climate there may be large-volume sellers of gold or silver whose actions would tend to depress the prices of those commodities.

        Treasury Bill Portfolio

        The Treasury Bill Portfolio’s investment policies reflect the opinion of the Investment Adviser that among investors’ primary goals for their cash holdings are safety and liquidity, plus when possible, a way to reduce the federal, state and local tax burden on the income earned on money market investments. The Treasury Bill Portfolio was designed for investors who wish to avoid the risk of large price declines that can occur in the stock and bond markets and who may be concerned about the safety of banks, savings institutions and other money market funds, but who desire state and local income tax-planning and check-writing privileges. The Treasury Bill Portfolio therefore invests only in U.S. Treasury securities (the interest on which is exempt from state and local tax), and at least 80% of its assets are invested in short-term U.S. Treasury bills and notes. The Treasury Bill Portfolio also provides those shareholder services described in the Prospectus under the heading “Shareholder Account Services and Privileges,” and follows the dividend and tax-planning policies described in the Prospectus under “Description of the Fund’s Portfolios” and “Dividends, Other Distributions and Taxes.”

        Versatile Bond Portfolio

         The Versatile Bond Portfolio’s investment policies reflect the opinion of the Investment Adviser that short-term (with a remaining maturity of twenty-four months or less), investment-grade (Standard & Poor’s ratings of “A” or higher) corporate bonds historically have provided high returns and their price fluctuations ordinarily are mild. Constructing a portfolio from such bonds can be a formula for achieving high current income without bearing the serious risks of buying less than investment grade (“junk”) bonds or long-term corporate, municipal or U.S. Treasury bonds. The Versatile Bond Portfolio therefore ordinarily invests at least 80% of its assets in a diversified portfolio of corporate bonds rated “A” or higher by Standard & Poor’s and having a remaining maturity of twenty-four month or less. In addition, the Versatile Bond Portfolio follows the same dividend and tax-planning policies as the other Portfolios. The Versatile Bond Portfolio may purchase U.S. Treasury securities with remaining maturities of two years or less for temporary cash holdings.

        Aggressive Growth Portfolio

        The Aggressive Growth Portfolio’s investment policies reflect the opinion of the Investment Adviser that the stock market has been the most successful long-term investment since 1926, and that an investor seeking to construct his or her own investment portfolio should include an investment whose profitability is linked directly to the stock market. The Investment Adviser believes that stocks have been the most successful long-term investment because stocks represent ownership in the engines of wealth – factories, mines, airlines, telephone systems, research laboratories, publishing companies, financial service organizations and other productive enterprises – that turn out the goods and services people need and want. Stock market investments have earned the best profits because they feed capital to these engines of wealth, making them even more productive.

        Stock market investors, however, need caution. While the stock market’s total return has been high, it has not been smooth or steady. Most stocks are riskier than bonds or money market instruments; and, unlike gold, stocks are vulnerable to inflation. And there is no guarantee that the economic growth that underlies long-term stock market profits will continue in the future, which is one reason a prudent investor should carefully consider how much of his or her capital to invest in stocks. Stocks are tightly linked to the real world of production and commerce, and any shock in the economy (inflation, recession, political turmoil, bad news of any kind) can translate into a shock for the stock market. For an investor who holds only a limited portion of his or her investment portfolio in stocks, the Investment Adviser believes that the stocks that the investor holds should be volatile, the kinds of stocks whose prices move faster and farther than the stock market as a whole. In addition, volatile stocks can reduce such an investor’s portfolio’s overall risk by minimizing the share of his or her portfolio that needs to be devoted to stocks. With less of his or her overall portfolio allocated to stocks, the investor is less vulnerable to any single economic event – such as inflation, deflation, or recession – that might be disastrous for the stock market as a whole.

        The Aggressive Growth Portfolio invests in U.S. companies whose stocks have been selected for their high (higher than for the stock market as a whole), long-term appreciation potential. With such a selection, when the stock market as a whole rises, the value of shares in the Aggressive Growth Portfolio should rise more. Of course, no selection of stocks can be guaranteed to “outrun” a rising market. While the Aggressive Growth Portfolio’s stocks involve more risk than the average stock, especially when the stock market as a whole is declining, they also offer greater potential reward. During bull markets in stocks, volatile stocks can put the investor on the “fast track” to high stock market prices because, in the opinion of the Investment Adviser, stocks in general typically gain much more during periods when the stock market as a whole is rising than they lose during periods that follow when the stock market as a whole is declining. Therefore, the Investment Adviser believes that in the long term, volatile stocks should outperform other stocks.

        The Aggressive Growth Portfolio is fully invested in the stock market at all times (except for temporary cash holdings as discussed above). It does not take on the unnecessary risks that come with attempts to switch in and out of the market. Its “fully-invested” policy assures that it will not miss out on a bull market in stocks because it has mistakenly decided to sit on the sidelines. The Aggressive Growth Portfolio follows the same dividend and tax-planning policies as the other Portfolios.

        Investors in the following circumstances may find that the Aggressive Growth Portfolio can help to achieve their objectives. An investor who has only recently begun investing and has many earning years ahead of him or her may be willing to bear short-term risks for his or her capital, in order to maximize long-term appreciation. An investor whose wealth is mostly tied up in real estate, annuities, life insurance, pension plans or trusts may desire to use any cash available for a stock market investment in a way that is most effective. An investor who owns high-yielding stocks (those that pay high taxable dividends) may improve his or her after-tax return by replacing the high-yielding issues with shares in the Aggressive Growth Portfolio. Although this may tend to increase the short-term volatility of his or her stock market holdings, the Portfolio’s tax-planning could permit more of his or her stock market profits to be retained, instead of being lost to current taxes, so that his or her capital may grow faster. And an investor who is interested in short-term stock trading may acquire shares in the Portfolio whenever he or she believes the time is right to invest in stocks, knowing that the Portfolio is always fully invested in stocks and being able to take advantage of the fact that the Portfolio invests only in volatile stocks. Thereby he or she can maintain a larger position in the stock market without risking too much of his or her speculative budget.

Investment Categories

        Dollar assets. The Prospectus describes the investment categories and Target Percentages of the Permanent Portfolio. As a further elaboration on the dollar asset investment category, and for information regarding the holdings of the Treasury Bill Portfolio and the Versatile Bond Portfolio, please see the box on the following page. Any dollar asset is subject to default risk, that is, the risk that the issuer’s promise to make payment will not be kept. The Investment Adviser attempts to reduce this risk to a very low level by purchasing high-grade dollar assets, i.e., those which, in the opinion of the Investment Adviser, are secure enough to escape default even under deflationary economic conditions. Consequently, the Portfolios do not invest in certificates of deposit or commercial paper, even though the yields on such investments may be higher than the yields on high-grade dollar assets. Long-term dollar assets, and, to a lesser extent, short-term dollar assets, are subject to the risk of rising interest rates. As rates rise, as they tend to do during periods of rising inflation, the market values of dollar assets decline. See the discussion under “Investment Strategy – Abruptly-slowing inflation” above. The degree to which the Permanent Portfolio, through its dollar assets, is exposed to the risk of rising interest rates can be measured by the average length to maturity (“term structure”) of its net dollar assets (the amount of its dollar assets reduced by any outstanding borrowings). The greater the average length to maturity, the greater the risk. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years. For purposes of computing the average length to maturity of the Permanent Portfolio’s dollar assets, the following method is used:

(i)	multiply the value of each dollar asset by the length of time until its maturity;

(ii)	compute the sum of the results of (i);

(iii)	from the result of (ii), subtract the sum of the amount of each debt (including reverse repurchase agreements) owed by the Permanent Portfolio multiplied by the length of time until its repayment is due;

(iv)	divide the result of (iii) by the Permanent Portfolio’s average net dollar assets.

        Repurchase agreements. The Permanent Portfolio may also enter into repurchase agreements on the dollar assets described above. (Each of the Fund’s other Portfolios may also include repurchase agreements in their assets.) See the box on the following page. A Portfolio would suffer a loss on a repurchase agreement if the seller defaulted on its repurchase obligation when the value of the underlying investment had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, a Portfolio will enter into repurchase agreements whose underlying investments are, in the case of any of the Fund’s Portfolios, only other dollar assets (or, in the case of the Treasury Bill Portfolio, U.S. Treasury securities), which in the opinion of the Investment Adviser present only a very small risk of default. The Fund does not currently intend that more than 5% of the net assets of any of its Portfolios will be subject to repurchase agreements during the current fiscal year.

HIGH-GRADE DOLLAR ASSETS

        U.S. Treasury Bills. Treasury bills are short-term (fifty-two weeks or less) loans to the U.S. Government. Treasury bills are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Treasury bills are actively traded in the open market. Because of their short time to maturity, their day-to-day price fluctuations are small.

        U.S. Treasury Notes and Bonds. Treasury notes and bonds are long-term (as long as thirty years) loans to the U.S. Government. Like Treasury bills, they are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as free of any risk of default. Treasury notes and bonds are actively traded in the open market. Because of their long maturities, they are subject to larger day-to-day fluctuations in price than Treasury bills.

        U.S. Government Agency Securities. Short-term notes and long-term bonds are also issued by various agencies of the U.S. Government or by enterprises sponsored by the U.S. Government, such as the Federal National Mortgage Association and the Government National Mortgage Association. Most such notes and bonds are not full-faith-and-credit obligations of the U.S. Treasury and generally do not carry a direct guaranty by the U.S. Government itself. However, because their issuers exist to carry out government programs, these securities are generally regarded as having negligible risk of default.

        High-Grade Corporate Bonds. High-grade corporate bonds are debt obligations of corporations with a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less, and may include corporate notes and debentures. Such bonds are not guaranteed by the U.S. Government and are subject to some risk of default; however, the risk of default generally is considered to be very low. Such bonds also are subject to price fluctuations caused by changes in open-market interest rates; however, such fluctuations are much smaller than for long-term bonds and are only slightly greater than for U.S. Treasury bills. The Permanent Portfolio and the Versatile Bond Portfolio may invest in high-grade corporate bonds which, in the opinion of the Investment Adviser, are secure enough to escape default even under deflationary economic conditions.

        Banker’s Acceptances. A banker’s acceptance is a postdated check written by a business (not necessarily a major corporation) that has been “accepted” and guaranteed by a bank. Usually, the postdating is for no more than nine months. The types of acceptances which the Permanent Portfolio would acquire are those which are actively traded in the open market.

        There are two, often three, guaranties behind a banker’s acceptance. First, the acceptance is an obligation of the bank that has accepted it. Second, if the accepting bank should default on its obligation, the business that wrote the accepted check ordinarily would be responsible for making payment to the investor. Third, an acceptance is often secured by a pledge of merchandise or other property. Banker’s acceptances are generally regarded as among the safest of all privately issued, short-term dollar assets. The Investment Adviser considers banker’s acceptances, with their multiple backing, to be significantly safer than certificates of deposit, which represent the obligation of a single entity.

        Repurchase Agreements. In a repurchase agreement, a Portfolio buys an investment (“underlying security”), such as a Treasury bond, that the seller agrees to buy back at a later date for a stated price. Repurchase agreements entered into by the Fund’s Portfolios will generally run for seven days or less. The Fund’s Portfolios earns interest on the transactions, either in the form of an explicit payment or in the form of a differential between the purchase price and the repurchase price.

        Repurchase agreements may be considered loans to sellers of the underlying securities, with those securities constituting the collateral for the loans. The Fund’s Portfolios would suffer a loss on a repurchase agreement if the seller defaulted on its obligation to repurchase the underlying securities when the value of the securities had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, the Fund’s Portfolios will only enter into repurchase agreements whose underlying securities are only U.S. Treasury securities, U.S. Government agency securities and banker’s acceptances, which in the opinion of the Investment Adviser, present only a very small risk of default.

        The Fund’s Portfolios generally will enter into repurchase agreements only with banks. It may enter into a repurchase agreement with a broker-dealer provided that the agreement is fully collateralized and “marked to market” daily (which would require sufficient adjustments of cash or collateral to be made each day so that the current value of the collateral is at least equal to the amount of the loan including accrued interest thereon). Such collateral would be deposited with the Fund’s custodian.

        Gold. The Permanent Portfolio will buy and sell gold only to and from banks (both U.S. and foreign), regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange and dealers that are members of, or affiliated with members of, a regulated U.S. commodities exchange or stock exchange or approved by the U.S. Treasury as qualified to purchase American Eagle coins from the U.S. Mint, or interests equivalent thereto, in accordance with applicable investment laws. The Permanent Portfolio will not purchase gold from any producer of the metal or in any form that is not readily marketable. However, to the extent that the Permanent Portfolio actually holds gold bullion and coins, it may encounter higher storage and transaction costs than those normally associated with the ownership of securities. Gold generates no interest or dividends, offering only the potential for capital appreciation.

        Silver. The Permanent Portfolio’s silver holdings may include bullion-type silver coins minted by the U.S. Treasury. Like gold, silver generates no interest or dividends, offering only the potential for capital appreciation.

        Swiss franc assets. The Permanent Portfolio also holds Swiss franc assets. The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the United States or rise in Switzerland. The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. Government. While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks discussed under “Risk/Return Summary – Permanent Portfolio” in the Prospectus.

        Real estate and natural resource company stocks. Investments in the Permanent Portfolio’s real estate and natural resource company stocks category are generally common stocks, but the Portfolio may acquire preferred stocks, shares of beneficial interest in real estate investment trusts and American Depositary Receipts (“ADRs”) on stocks within this category. The Permanent Portfolio will invest in a security in this category only if it is listed on a national securities exchange in the United States, or the principal exchange of a foreign country, as determined by the Fund’s Board of Directors (“Board of Directors” or “Board”), or is an over-the-counter stock quoted on the Nasdaq Stock Market.

        Aggressive growth stocks. Investments in the Permanent Portfolio’s aggressive growth stocks category, and investments in the Aggressive Growth Portfolio, may include stock warrants, which are long-term options to purchase shares of stock at a fixed price. Most stock warrants are subject to expiration, which causes their value to dwindle with the passage of time. Each of the Permanent Portfolio’s and the Aggressive Growth Portfolio’s total investments in warrants is limited to a value (at the lower of cost or market) not to exceed 5% of the Portfolio’s net assets; and warrants which are not listed on the New York or American Stock Exchanges may not exceed 2% of the Portfolio’s net assets.

        Short-term corporate bonds. Investments in the Permanent Portfolio’s dollar asset category, and investments in the Versatile Bond Portfolio, may include short-term corporate bonds rated “A” or higher by Standard & Poor’s when acquired by the Portfolio, but whose ratings subsequently have become downgraded. Ordinarily, the Portfolio will sell any investment that has been downgraded below Standard & Poor’s “A” rating, but may retain such an investment if, in the opinion of the Investment Adviser, the investment still appears secure enough to escape default even under deflationary economic conditions and if such investments in the aggregate do not exceed 2% of the Portfolio’s net assets.

        Illiquid Investments

        The Permanent Portfolio may hold in the aggregate a maximum of 10%, and the Aggressive Growth Portfolio may hold in the aggregate a maximum of 5%, of its net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists, including repurchase agreements maturing in more than seven days. For this purpose, securities of U.S. issuers are deemed to have no readily available market quotation if they are restricted securities (securities that must be registered under the Securities Act of 1933, as amended, before they may be offered or sold to the public); securities of non-governmental foreign issuers are deemed to have no readily available market quotation if they are not listed or traded on a recognized domestic or foreign securities exchange; other assets of the Portfolio are deemed to have no ready market for resale if, in the opinion of the Fund’s Board of Directors, no bona fide market exists for the asset at the time of its purchase or subsequent valuation. However, no investment is counted toward the limit if its bid/ask spread (on bona fide quotes from dealers and market-makers) normally is less than 4%, or if it is subject to a put option exercisable in seven days or less or a forward contract that matures in seven days or less.

        Such illiquid investments may include investment in a broker-dealer subsidiary of the Fund in amounts not to exceed in the aggregate 1% of the Permanent Portfolio’s net assets and 2% of the Aggressive Growth Portfolio’s net assets. The Fund has, however, liquidated and dissolved its former broker-dealer subsidiary World Money Securities, Inc. (“WMS”), and has no present plans to hold such an investment in the future. Also, see “Investment Restrictions” below.

        If through the appreciation of restricted securities and other assets for which no readily available market quotation or ready market exists or through the depreciation of unrestricted securities or other assets for which a ready market does exist, more than 10% of the Permanent Portfolio’s net assets, or more than 5% of the Aggressive Growth Portfolio’s net assets, should be invested in illiquid assets, then the Fund’s investment adviser would consider appropriate steps to protect its liquidity. The Permanent Portfolio and the Aggressive Growth Portfolio each currently intends that less than 5% of its assets will be invested in illiquid investments.

Offsetting and Indirect Investments

         The Permanent Portfolio, in carrying out its investment and tax-planning policies and in maintaining the Target Percentage for each investment category, and the Aggressive Growth Portfolio, in carrying out its investment and tax-planning policies, each may write covered call options and purchase put options on stocks that it owns, make short sales of stocks that it owns, and borrow money and enter into reverse repurchase agreements. The Permanent Portfolio also may buy and sell gold, silver and Swiss francs in the forward market (including through the purchase and sale of futures contracts). Neither the Permanent Portfolio nor the Aggressive Growth Portfolio has any current intention of investing in these investments or techniques.

        Although these devices are commonly associated with speculative, short-term trading, each of the Permanent Portfolio and the Aggressive Growth Portfolio is prohibited from using them, and will not use them, for such purpose (or in contravention of such rules and regulations or orders as the Securities and Exchange Commission (“SEC”) may prescribe). The Permanent Portfolio may, from time to time, use short sales, forward contracts, put and call options, borrowings and reverse repurchase agreements only to reduce discrepancies between its actual holdings and the Target Percentages in instances where the devices appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. The Aggressive Growth Portfolio may, from time to time, use such devices only in instances where they appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. Each such Portfolio expects, when it uses put and call options, forward contracts, and short sales, actually to make or accept delivery of the underlying asset. Each such Portfolio would elect not to make or accept delivery only when so electing would, in the opinion of the Investment Adviser, achieve an advantage in price, yield, or tax planning. In such instances, those Portfolios would enter into an offsetting option transaction (selling the put and purchasing the call), or an offsetting forward transaction (selling or purchasing a forward contract, as the case might be), or would close out the short sale by purchasing and delivering the underlying securities. Those Portfolios generally would incur additional brokerage costs in doing so. The Permanent Portfolio may engage in forward contracts and short sales outside of the United States, which might entail additional risks. See “Risk/Return Summary – Permanent Portfolio – Principal Investment Risks” in the Prospectus.

        As an example of how the Permanent Portfolio might use the strategies described above, if its actual holdings of gold exceeded the Target Percentage of 20%, the Permanent Portfolio might enter into a forward sale for the excess amount. The quantity of gold subject to the forward sale then would be counted as an offset against the Portfolio’s actual holdings, and the payment receivable from the forward sale would be counted as a dollar asset.

        Similarly, the Permanent Portfolio might increase its position in an investment category by making purchases in the forward market. For example, if its actual holdings of silver fell below the Target Percentage of 5%, the Permanent Portfolio might purchase silver in the forward market and count it as silver owned. The money payable to the seller upon delivery of the silver to the Portfolio would be counted as an offset against its holdings of dollar assets.

        As a further example, the Permanent Portfolio or the Aggressive Growth Portfolio might use put and call options to effectively reduce its holdings of a particular stock. Those Portfolios would do so by writing (selling) call options on the shares of stock they owned and simultaneously purchasing put options (with the same expiration date and strike price) on the same stock. The effect of the option transactions would be virtually to eliminate the Portfolio’s interest in the price of the stock for the duration of the options, since the net value of the option position would (within narrow limits) change dollar for dollar with, but in the direction opposite to, changes in the price of the stock. The combined dollar value of the stock and the option position would be approximately fixed, but, due to competitive factors in the option market, normally would tend to rise gradually over the life of the options. Accordingly, while the option position remains open, the Permanent Portfolio would count the value of the stock together with the option position as a dollar asset.

        The Permanent Portfolio may borrow money or enter into reverse repurchase agreements in order to reduce its net holdings of dollar assets to the level called for by the Target Percentages, but the Portfolio may not borrow for the purpose of speculative, short-term trading. The amount of any borrowing by the Permanent Portfolio would be counted as an offset against its holdings of dollar assets, and the money borrowed would be invested to increase the Portfolio’s holdings in other investment categories to the levels called for by the Target Percentages.

        Additional information regarding offsetting and indirect investments appears below.

        Put and call options. In exchange for a premium, the seller (writer) of a call option grants to the option buyer the right, until a certain expiration date, to purchase shares of stock at a fixed price (the strike price). For a speculative trader, the risk assumed by selling a call option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the speculative option seller (unlike the Permanent Portfolio and the Aggressive Growth Portfolio, which would own the underlying stock, i.e., a “covered” call option) could be forced to purchase the stock to cover the option and deliver it to the option buyer. The difference between the option’s strike price and the stock’s price in the open market would represent a loss to the option seller.

        By paying a premium, the purchaser of a put option acquires the right, until a certain expiration date, to sell shares of stock at a fixed strike price. For a speculative trader, the risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the option would expire worthless and the entire amount invested in it would be lost.

        The purchase of a put option simultaneously with the sale of a call option (on the same stock and with the same strike price and expiration date) is considered in economic effect a short sale of the underlying stock; the net value of the option position tends to change dollar for dollar with, but in a direction counter to, the price of the underlying stock. The Permanent Portfolio or the Aggressive Growth Portfolio might enter into a short sale, instead of a combined option transaction, of a particular stock that it owned if no option were available on the stock or if the short sale provided an advantage in price over a combined option transaction.

        The combined option transaction also involves both the payment of a premium (for the purchase of the put option) and the receipt of a premium (from the sale of the call option). For a speculative trader, the risk of such a combined option transaction is that the price of the underlying stock will rise. In that case, each one-dollar rise in the price of the stock would result in a loss of approximately one dollar on the combined option transaction.

        The only type of option transaction which the Permanent Portfolio or the Aggressive Growth Portfolio may enter into as an offsetting or indirect investment is the combined transaction described in the preceding paragraph. However, those Portfolios will enter into such a transaction only if they actually own the stock to which the options apply, and they will continue to hold the option position only while they continue to hold the stock. Thus, any loss on a permissible option transaction should be approximately equaled by a gain on the price of the stock. Consequently, those Portfolios will not be exposed to the risks normally associated with the speculative use of put and call options.

        Each of the Permanent Portfolio and the Aggressive Growth Portfolio has adopted the following operating policies with respect to option transactions used as offsetting or indirect investments, which may be changed only by the Fund’s Board of Directors:

  the aggregate value of the stock underlying option transactions, determined as of the date the options are entered into, will not ordinarily exceed 10% and may not exceed 25% of such Portfolio’s net assets;

  the stock underlying the options must be listed on a national securities exchange, and the option must be issued by the Chicago Board Options Clearing Corporation;

  the aggregate premiums paid for all put options purchased by such Portfolio and held by it at any one time will not exceed 2% of such Portfolio’s net assets;

  the stock underlying the options must be qualified within such Portfolio’s investment categories; and

  the maximum term of the options will not exceed nine months.

        Any gain (or loss) on stocks liquidated through such an option transaction would be recognized in the year the options are exercised. During most months of the year, options are available that do not expire until the following year. Thus, provided that the holder of the call option which the Permanent Portfolio or the Aggressive Growth Portfolio has sold does not exercise it before the end of the year in which it is written, the Portfolio could use a combined option transaction to defer recognition of a capital gain (or loss) into the following year. In some cases, those Portfolios might want to accomplish such a deferral in order to offset the gain (or loss) of one stock position against the loss (or gain) from the sale of other assets. In addition, the net proceeds of a stock liquidation through a combined option transaction may be greater, even allowing for brokerage costs, than through a direct sale.

        The foregoing discussion applies only to option transactions used as offsetting or indirect investments and has no application to the acquisition of stock warrants by the Permanent Portfolio or the Aggressive Growth Portfolio. See “Investment Categories – Aggressive growth stocks” in this SAI.

        Forward contracts. A forward purchase obligates the purchaser to pay a fixed price for a commodity (or currency) to be delivered at a fixed date in the future. A forward sale is the counterpart of a forward purchase; it obligates the seller to deliver a commodity (or currency) on a fixed date in the future in exchange for a fixed price.

        Except for futures contracts (the type of forward contract that is traded on a U.S. futures exchange), forward contracts usually are settled in cash at the contract’s maturity date. A futures contract, on the other hand, usually involves daily settlement, in cash, of the gain or loss on the commodity’s price each day. Commodity futures contracts traded on U.S. commodity exchanges are subject to the regulation of the exchange and of the Commodity Futures Trading Commission under the Commodity Exchange Act, in order to prevent price manipulation and excessive speculation, and to promote orderly and effective commodity futures markets. Such regulations may include trading and daily price limits, position limits and margin requirements. Forward contracts with a bank or dealer generally are not secured or guaranteed by an exchange, clearing corporation, or similar entity.

        Because it is possible to enter into forward purchase and sales contracts by making an initial payment of as little as 5% (or even less) of the value of the commodity, forward contracts can involve a high degree of risk; even a small decline in the price of the commodity could result in the loss of most or all of the cash invested. The Permanent Portfolio, however, will not trade in commodity forward contracts; it will enter into forward purchases only for amounts of commodities (or Swiss francs) needed to meet the Target Percentages, and it will enter into forward sales only for amounts of commodities (or Swiss francs) it actually owns that exceed the Target Percentages. Consequently, the Permanent Portfolio will not be subject to the high degree of risk associated with the speculative use of forward contracts, although each forward transaction, viewed in isolation, would still appear to involve the risks normally associated with forward contracts. Furthermore, the Permanent Portfolio has adopted the following operating policies, which may be changed only by the Fund’s Board of Directors:

  the Permanent Portfolio will use forward contracts only to acquire and dispose of actual commodities (or Swiss francs) within the Target Percentages, and not for any speculative purpose;

  the Permanent Portfolio will enter into forward contracts only through a regulated U.S. commodity exchange or dealers that are members of or affiliated with members of a regulated U.S. commodity exchange, or with the ten largest (in assets) U.S. banks or ten largest (in assets) Swiss commercial banks, excluding cantonal and savings banks, as determined by the Swiss National Bank;

  the Permanent Portfolio’s net assets plus its borrowings and the aggregate price of all commodity forward contracts it owns (measured by multiplying the number of units to which the contracts refer by the price per unit specified) will equal at least 300% of the aggregate price of all commodity forward contracts it owns and any borrowings. If the 300% requirement specified above is not being met at any time, the Permanent Portfolio will take the necessary steps to restore the 300% coverage within three business days. Sales of commodity forward contracts in order to comply with this 300% limitation may have an adverse impact on the Permanent Portfolio;

  the Permanent Portfolio will segregate, and maintain in a segregated account until the commodity forward purchase contract is closed out, cash or U.S. government securities equal in value to the purchase price required to be paid by the Portfolio due on the settlement date under the contract;

  the Permanent Portfolio will not invest (including the placing of additional margin deposits) more than twice the amount of the original margin deposit in any commodity forward contract; and

  the Permanent Portfolio will not invest in, or be contingently obligated in connection with, commodity contracts in an amount exceeding 10% of its assets.

        The assets maintained in the segregated account referred to above will continue to be treated as dollar assets for purposes of the Target Percentages until the settlement date under the contract.

        The Permanent Portfolio did not engage in any forward contracts during the last fiscal year, and does not intend to engage in any forward contracts during the current fiscal year.

        Short sales. A short sale obligates the seller to deliver a security at a later, perhaps indefinite, date. In return, the seller receives a price that is fixed on the date of the sale. For a speculative trader, the risk of making a short sale is that the price of the security will rise, forcing the short seller to purchase the security at a higher price than he receives from the short sale. In principle, the potential loss is unlimited, since there is no absolute limit on how high an investment’s price might rise.

        Each of the Permanent Portfolio and the Aggressive Growth Portfolio will enter into short sales only of stocks which it contemporaneously owns, and it will retain such stocks so long as the short position remains open. (In other words, those Portfolios will enter into short sales “against the box.”) Consequently, those Portfolios will not be exposed to the risks associated with the speculative use of short sales. Neither the Permanent Portfolio nor the Aggressive Growth Portfolio entered into short sales during its last fiscal year, nor intends to enter into short sales during its current fiscal year. Furthermore, each such Portfolio has adopted the following operating policies with respect to short sales, which may be changed only by the Fund’s Board of Directors:

  each such Portfolio will limit the dollar amount of short sales at any one time to a value ordinarily not to exceed 10% and in no instance to exceed 25% of its net assets; and

  the value of securities of any one issuer in which each such Portfolio may be short will not exceed the lesser of 2% of the value of its net assets or 2% of the securities of that class of that issuer.

        Borrowed money. The purchase of investments with borrowed money can entail a higher degree of risk from price fluctuations than a cash purchase using one’s own funds, since the borrowings allow the buyer to purchase more of the investment than he or she could using only his or her own cash (“leverage risk”). For example, if the buyer finances a purchase 50% with his or her own cash and 50% with borrowed funds, each 1% decline in the price of the investment would result in a 2% decline in the net value of his or her position in the investment. A 50% decline in price would result in a total loss. In addition, the buyer would incur interest expense on borrowed funds.

        Borrowing also can add to the risk of loss from investment price fluctuations if the borrowing increases the average length to maturity of the borrower’s net dollar assets, since such borrowing may increase the borrower’s exposure to fluctuations in the prices of dollar assets due to changes in interest rates (“Interest Rate Risk”). However, as indicated under “Investment Categories” above, the average length to maturity of the Permanent Portfolio’s net dollar assets may not exceed fifteen years – a term structure that the Portfolio could achieve without the use of borrowed money. Consequently, the Permanent Portfolio’s ability to borrow will not increase its potential exposure to loss from investment price fluctuations due to Interest Rate Risk. Furthermore, the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to borrowings:

  the amount of money such Portfolio may borrow will be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of such Portfolio’s assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). If, due to market fluctuations or other reasons, the value of such Portfolio’s assets falls below the coverage requirement of the 1940 Act, such Portfolio will, within three business days, reduce its debt to the extent necessary. To do this, such Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

  such Portfolio may borrow only from banks in accordance with the 1940 Act, and will also be subject to applicable margin limitations imposed by regulations adopted by the Federal Reserve Board;

  in observing these limits, such Portfolio will count the proceeds of reverse repurchase agreements (see below) as borrowed money; and

  such Portfolio will segregate, and maintain in a segregated account until the borrowing is repaid, cash, U.S. government securities or other appropriate liquid assets equal to the amount borrowed. See “Forward contracts” above for the treatment of the segregated assets.

        No Portfolio has any current intention of engaging in any borrowings during the current fiscal year.

        Reverse repurchase agreements. A reverse repurchase agreement is a special device for borrowing money. Under such an agreement, the borrower sells an investment (usually a bond, money market instrument or other dollar asset) and agrees to repurchase it later at a fixed price. Because it is possible to borrow nearly the entire purchase price of a bond or other dollar asset through a reverse repurchase agreement, such agreements can be used by traders to speculate on price changes, especially price changes associated with declines in interest rates. Such speculation is highly risky, since an unforeseen rise in interest rates could cause a loss that equals or even exceeds the cash invested.

         Neither the Permanent Portfolio, the Versatile Bond Portfolio nor the Aggressive Growth Portfolio will use reverse repurchase agreements for any speculative purpose. Reverse repurchase agreements have virtually the same effect on a Portfolio as borrowing. Those Portfolios might enter into a reverse repurchase agreement, instead of a borrowing, if the reverse repurchase agreement provides an advantage in interest rate over a borrowing. The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each have no current intention of engaging in reverse repurchase agreements.

        The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio will count the proceeds of a reverse repurchase agreement as borrowed money. Consequently, as in the case of direct borrowing (discussed above) a Portfolio’s use of reverse repurchase agreements should not add to its potential risk of loss from investment price fluctuations. Furthermore, the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to reverse repurchase agreements:

  such Portfolio will enter into only those reverse repurchase agreements that have a specified repurchase price;

  such Portfolio will enter into reverse repurchase agreements only with banks; and

  such Portfolio will segregate, and maintain in a segregated account until the reverse repurchase agreement is closed out, cash, U.S. government securities or other appropriate liquid assets equal to the repurchase price. See “Forward contracts” above for the treatment of the segregated assets.

        Default risk. Put and call options, forward purchases, short sales, borrowings and reverse repurchase agreements all involve contracts between a Portfolio and a bank, broker, dealer or clearinghouse. A default by any of them could expose the Portfolio to serious loss. Although the risk of such a loss is small, the Investment Adviser intends to reduce a Portfolio’s exposure by giving preference to banks, brokers, dealers and clearinghouses which, in the opinion of the Investment Adviser, have an especially high degree of creditworthiness and by giving preference to transactions that require the corresponding party to pledge or otherwise deliver or establish collateral to the benefit of such Portfolio.

Strategic Portfolio Adjustments

        Because investment prices are constantly changing, the actual composition of the Permanent Portfolio’s holdings will never exactly match the Target Percentages. Ordinarily, whenever the Permanent Portfolio’s actual holdings in any investment category deviate from the category’s Target Percentage by more than 1/10th of the Target Percentage, the Portfolio will buy or sell investments to correct the discrepancy (unless it is corrected by changes in market prices) and will do so within thirty days from the initial day of such deviation.

        The Investment Adviser is authorized to delay making portfolio adjustments in the Permanent Portfolio whenever, in its opinion, extraordinary circumstances make it desirable to do so. In the event of such a delay, the Permanent Portfolio’s actual holdings in one or more investment categories could deviate by more than 1/10th from the Target Percentages for those categories for a period in excess of thirty days. Circumstances that might occasion a delay include:

1.	A disorderly market, i.e., when the differences between the buying and selling prices (bid and ask) quoted by market makers and investment dealers are, in the opinion of the Investment Adviser, abnormally large;

2.	A banking crisis or other financial emergency that compromises the ability of brokers and dealers to consummate investment transactions; and

3.	The inability to make a portfolio adjustment without recognizing a large short-term capital gain.

        The Permanent Portfolio will not delay portfolio adjustments called for by the Target Percentages in anticipation of a change in the general price level of any investment category.

        A Portfolio may acquire assets from another Portfolio that are otherwise qualified investments for the Portfolio, so long as neither Portfolio bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition. Any such transaction would be a cash purchase or sale of a security for which market quotations are readily available, at its independent current market price, in a manner consistent with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder.

Investment Restrictions

        The investment policies and restrictions described in the Prospectus and this SAI are intended to remain in force indefinitely. The investment restrictions described below have been adopted by the Fund as operating policies and are subject to change by the Fund’s Board of Directors. However, the Fund will not change any operating policy without notifying its shareholders in advance. The Fund will not:

1.	Purchase securities of companies for the purpose of exercising control or management.

2.	Purchase securities on margin, although the Permanent Portfolio may enter into commodity forward contracts (but only in accordance with the operating procedures and policies contained elsewhere in the Prospectus and this SAI) and obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments.

3.	Purchase securities of any other registered open-end investment company except as part of a merger or consolidation.

4.	Invest in straddles or spreads.

5.	Purchase from or sell to any officer, director or employee of the Fund, or its investment adviser, or any of its members, managers or employees, any securities other than shares of any Portfolio of the Fund.

6.	Purchase or retain the securities of any issuer if those officers and directors of the Fund or members of its investment adviser owning individually more than 1/2% of a class of securities of such issuer together own more than 5% of such securities of such issuer.

7.	Retain a custodian for its assets which shall be other than a bank or trust company having at least $2,000,000 in aggregate capital, surplus and undivided profits and, upon the resignation or inability to serve as the custodian, the Fund shall use its best efforts to obtain and transfer its assets to a similarly qualified custodian or submit to its stockholders the question whether to function without such a custodian.

8.	Invest more than 5% of the value of the total assets of a Portfolio in securities of companies which together with predecessors have a record of less than three years’ continuous operation.

9.	Pledge, mortgage or hypothecate assets of any Portfolio having a market value greater than 15% of the value of that Portfolio’s gross assets (taken at cost), except to secure permitted borrowings of that Portfolio.

10.	Use as security for borrowings of any Portfolio more than 35% of value of that Portfolio’s assets.

        Under the 1940 Act, certain policies of the Fund may not be changed unless authorized by the vote of a majority of its outstanding voting securities. In addition to those fundamental policies described in the Prospectus, the following investment limitations are fundamental and cannot be changed without shareholder approval:

1.	Subject to the policy regarding a wholly-owned broker-dealer subsidiary, the Fund will not act as a securities underwriter of other issuers except to the extent that acting as such may be necessary to dispose of securities acquired by the Fund. (However, in connection with the disposition of “restricted securities” and securities for which there is no readily available market quotation, the Fund may be deemed to be an underwriter under certain federal securities laws.)

2.	The Fund will not lend its assets to its officers, directors, investment adviser or affiliates of its investment adviser, nor shall such persons take long or short positions in shares of the Fund (which prohibition shall not prevent them from acquiring such shares for investment purposes at the current net asset value).
3.	No Portfolio will concentrate its investments in any particular industry or group of industries (i.e., no more than 25% of the value of any Portfolio’s assets, other than securities issued by the United States government or an agency or instrumentality thereof, will be invested in any one industry).

4.	No Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 5% of that Portfolio’s total assets (taken at market value) would be invested therein. For this purpose, options on the stock of any corporation will be deemed to be securities issued by that corporation.

5.	Subject to the policy regarding a wholly-owned broker-dealer subsidiary, neither the Permanent Portfolio nor the Aggressive Growth Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

6.	Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

7.	The Permanent Portfolio will not borrow money, issue senior securities, purchase or sell real estate (including real estate limited partnerships) or commodities or oil, gas or other mineral leases, or make loans to other persons, except as follows: the amount of money the Permanent Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing, the amount borrowed may not exceed 33 1/3% of the value of the Permanent Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). In observing these limits, the Permanent Portfolio will count the proceeds of reverse repurchase agreements as borrowed money.

8.	Neither the Treasury Bill Portfolio, the Versatile Bond Portfolio nor the Aggressive Growth Portfolio will borrow money, issue senior securities, purchase or sell real estate (including limited partnership interests) or commodities or oil, gas or other mineral leases, make loans or lend its assets to other persons, hold more than 5% of its net assets in investments which are not readily marketable, engage in short sales or write put options or uncovered call options (other than as noted above), except as follows: the amount of money any such Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of the respective Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions).

9.	Notwithstanding any other policy of the Permanent Portfolio, the Fund may form a wholly-owned subsidiary to be owned by the Permanent Portfolio for the purpose of engaging in broker-dealer activities. The total amount of the Permanent Portfolio’s capital contributions to such subsidiary shall be limited to an amount not to exceed, in the aggregate, 1% of the net assets of the Permanent Portfolio as of the time that any capital contribution is made. The Permanent Portfolio shall not make any capital contribution to such subsidiary that would increase the then current value of the Permanent Portfolio’s investment in the subsidiary to an amount in excess of 1% of the then net assets of the Permanent Portfolio.

ORGANIZATION AND MANAGEMENT

Fund History

        The Fund is an open-end management investment company. The Fund was incorporated under the laws of Maryland on December 14, 1981, under the name “Permanent Portfolio Fund, Inc.” and changed its name to “Permanent Portfolio Family of Funds, Inc.” on August 10, 1988. The Fund was originally organized with a single Portfolio that commenced operations as an investment company on October 15, 1982. That Portfolio continues, with the same investment policy, and is now called the “Permanent Portfolio.” The Treasury Bill Portfolio commenced operations on May 26, 1987, the Aggressive Growth Portfolio commenced operations on January 2, 1990 and the Versatile Bond Portfolio commenced operations on September 27, 1991. The Fund may offer additional portfolios from time to time.

Investment Adviser

        The Fund retains Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) as its investment adviser. The Investment Adviser is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Its manager and sole member is Michael J. Cuggino, who is also its President and Chief Executive Officer. Pacific Heights’ offices are located at 600 Montgomery Street, 27th Floor, San Francisco, California 94111. Mr. Cuggino also serves as President, Treasurer, Secretary and a director of the Fund. See “Board of Directors.”

         The services the Investment Adviser provides to the Fund and the compensation it receives are defined in an investment advisory contract by and between the Fund and the Investment Adviser, dated November 24, 2002 (“Contract”). Under the Contract, the Fund’s Investment Adviser bears all operating expenses of the Portfolios, except the following: (a) fees payable to the Investment Adviser for its services under the Contract; (b) all fees, costs, expenses and allowances payable to any person, firm or corporation in relation to the Fund’s investments, including interest on borrowings; (c) all taxes of any kind payable by the Fund; (d) all brokerage commissions and charges in the purchase and sale of the Fund’s assets; (e) all salaries, fees and expenses of directors and officers of the Fund; and (f) all extraordinary fees, costs and expenses of the Fund, including any fees, costs and expenses associated with litigation, governmental investigations or administrative proceedings, including the costs of any settlements.

         The Investment Adviser received the following investment advisory fees from each of the Fund’s Portfolios for the years ended January 31, 2006 and 2005 and the nine months ended January 31, 2004 under the Contract:

	Year Ended	Year Ended	Nine Months Ended
	January 31, 2006	January 31, 2005	January 31, 2004

Permanent Portfolio	$ 3,061,131	$ 1,965,918	$ 905,775

Treasury Bill Portfolio(1)	342,007	367,522	310,921

Versatile Bond Portfolio(2)	152,187	157,855	128,640

Aggressive Growth Portfolio	469,862	277,504	194,441

(1)	Net of investment advisory fees waived of $248,733 and $267,289 for the years ended Janaury 31, 2006 and 2005, respectively, and $168,423 for the nine months ended January 31, 2004.
(2)	Net of investment advisory fees waived of $70,240 and $72,857 for the years ended Janaury 31, 2006 and 2005, respectively, and $59,076 for the nine months ended January 31, 2004.

         The Fund’s former investment adviser, World Money Managers (“WMM”), received the following investment advisory fees from each of the Fund’s Portfolios for the three months ended April 30, 2003 under its then-existing investment advisory contract with the Fund:

Three Months Ended
April 30, 2003

Permanent Portfolio	$ 264,958

Treasury Bill Portfolio(1)	98,525

Versatile Bond Portfolio(2)	37,787

Aggressive Growth Portfolio	48,568

(1)	Net of investment advisory fees waived of $56,141 for the three months ended April 30, 2003.
(2)	Net of investment advisory fees waived of $19,287 for the three months ended April 30, 2003.

         During the years ended January 31, 2006 and 2005 and the nine months ended January 31, 2004, the Investment Adviser voluntarily agreed to waive portions of the investment advisory fee allocable to the Treasury Bill Portfolio and Versatile Bond Portfolio to the extent that either Portfolio’s total investment advisory fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. Thereafter, the Investment Adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund.

         During the three months ended April 30, 2003, WMM voluntarily waived portions of its investment advisory fee allocable to the Fund’s Treasury Bill Portfolio and Versatile Bond Portfolio to the extent that either Portfolio’s total investment advisory fee otherwise exceeded an annual rate of 5/8ths of 1% (.6250%), in the case of the Treasury Bill Portfolio, or 3/4ths of 1% (.7500%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets.

        The Contract also provides that the Investment Adviser shall not be liable to the Fund or to any shareholder for anything done or omitted by it, including losses sustained by the Fund in the purchase, holding or sale of any Fund investment, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by the Contract.

        After its initial term, the Contract will continue in force and may be renewed from year to year thereafter with respect to a Portfolio, provided that any such renewal has been specifically approved annually by the vote of a majority of the outstanding voting securities of the Portfolio, or by the Fund’s Board of Directors. In addition, to continue in force, the Contract must be approved annually by a majority of the Fund’s directors who are not parties to the Contract or “interested persons” of such parties as that term is defined in the 1940 Act, voting in person at a meeting called for the purpose of considering continuation of the Contract. The Contract was most recently approved by the Fund’s Board of Directors, including a majority of the Fund’s directors who are not interested persons of the Fund (“Independent Directors”), on December 9, 2005. The Contract was most recently approved by a majority of the outstanding voting securities of each Portfolio on May 1, 2003.

        The Contract may be terminated by either party without penalty on sixty days’ written notice to the other party. Such termination may be effected on behalf of the Fund by its Board of Directors, or by a vote of a majority of its outstanding voting securities, or on behalf of a Portfolio of the Fund by a vote of a majority of the outstanding voting securities of that Portfolio. Assignment of the Contract to another party automatically terminates it.

        Additional information regarding the Contract is set forth in the Prospectus under “Management – Investment Adviser,” and a discussion regarding the Board of Director’s basis for approving the Contract is available in the Fund’s Annual Report to Shareholders for the year ended January 31, 2006.

Portfolio Manager

        Mr. Cuggino is the portfolio manager for each of the Fund’s Portfolios. Mr. Cuggino also currently serves as President, Treasurer, Secretary and a director of the Fund and is compensated by the Fund for service in such capacities pursuant to the Contract. For additional information on Mr. Cuggino’s compensation as an officer and director of the Fund, see “Compensation” below.

        Pacific Heights, of which Mr. Cuggino is the manager and sole member (also its President and Chief Executive Officer), compensates Mr. Cuggino for service as the portfolio manager for each of the Fund’s Portfolios. Mr. Cuggino’s compensation from Pacific Heights is in the form of a share of Pacific Heights’ total profits. Mr. Cuggino’s compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust for other factors used to determine compensation. Such factors include taking into consideration Pacific Heights’ profitability and such other factors as Pacific Heights may deem relevant under the circumstances. Mr. Cuggino’s compensation is not based directly on the performance of any of the Fund’s Portfolios or their levels of net assets. Actual or apparent conflicts of interest may arise because Mr. Cuggino has day-to-day management responsibilities with respect to each of the Fund’s Portfolios and certain personal accounts. The management of the Fund’s Portfolios and these other accounts may result in Mr. Cuggino devoting unequal time and attention to the management of the Fund’s Portfolios and these other accounts. If Mr. Cuggino identifies a limited investment opportunity which may be suitable for more than one Portfolio or other account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios and other accounts. (To deal with this situation, Pacific Heights has adopted procedures for allocating portfolio transactions across multiple accounts.) Mr. Cuggino is subject to the Fund’s and Investment Adviser’s Amended and Restated Code of Ethics, discussed in this SAI under “Code of Ethics,” which seeks to address potential conflicts of interest that may arise in connection with Mr. Cuggino’s management of any personal accounts. There is no guarantee, however, that such procedures will detect each situation in which a potential conflict may arise.

        The following tables provide information relating to other accounts managed by Mr. Cuggino as of January 31, 2006:

	Registered Investment	Other Pooled
	Companies	Investment Vehicles	Other Accounts

Number of Accounts Managed	1	0	1

Number of Accounts Managed with
Performance-Based Advisory Fees	0	0	0

Assets Managed	$500,986,790	$0	$236,064

Assets Managed with
Performance-Based Advisory Fees	$0	$0	$0

        As of April 30, 2006, Mr. Cuggino and his immediate family members owned no shares of the Fund.

Portfolio Holdings Disclosure

        The Fund has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding portfolio investments held by the Fund’s Portfolios. The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Fund’s Board of Directors. The policies permit disclosure of non-public portfolio holdings to selected parties only when consistent with the Fund’s legitimate business purposes and when in the best interests of its shareholders, and upon written assurances of confidentiality including a duty to use such information only for agreed upon purposes. The Fund’s Investment Adviser will seek to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. Such parties include the Fund’s service providers (e.g., the Fund’s Investment Adviser, custodian, fund accountants and independent accountants), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty to not trade on the non-public information, as well as several rating and ranking organizations on the condition that such information will be used only in connection with developing a rating, ranking or research product for the Fund. The Fund’s Investment Adviser and fund accountants have access to the Fund’s complete portfolio holdings on a daily basis. The Fund’s custodian receives confirmation of portfolio activity within one business day of a trade. The Fund provides its independent accountants complete year-end portfolio holdings within one business day of the Fund’s year-end. The Fund provides its complete month-end portfolio holdings to Morningstar and Lipper within fifteen days of month-end and the Fund provides its complete quarter-end portfolio holdings to Standard and Poor’s, Bloomberg, Vickers Stock Research Corporation and Thomson Financial within fifteen days of quarter-end.

        The Fund’s Investment Adviser may, for legitimate business purposes and when in the best interests of the Funds’ shareholders, within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or “interest lists” to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to such broker-dealer’s duty of confidentiality and duty not to trade on the information.

        The Fund’s policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Fund’s non-public portfolio holdings. The Fund’s President may determine to add a recipient under the policy only if he or she first determines that the standards under the Fund’s policy have been met prior to such disclosure.The Fund’s President will report to the Fund’s Board of Directors quarterly regarding any other approved recipient of non-public portfolio holdings information under its policies.

        If the disclosure of non-public portfolio holdings presents a conflict of interest between the Fund’s shareholders and the Fund’s service providers, which the Fund does not anticipate, the Fund will act in the best interests of its shareholders.

        It is a violation of the Amended and Restated Code of Ethics of the Fund and the Investment Adviser for any covered person to release non-public information concerning the Fund’s portfolio holdings to any party other than as described above.

        The Fund generally discloses the “top ten” portfolio holdings of each of its Portfolios on a quarterly basis within approximately twenty days after the end of the month on its website.

        Disclosure of each Portfolio’s complete portfolio holdings is required to be made within sixty days of the end of each fiscal quarter: (i) in the Annual Report and Semi-Annual Report to shareholders; and (ii) in the quarterly holdings reports filed on Form N-Q. These reports are available, free of charge, on the the SEC’s Electronic Data Gathering and Retrieval (“EDGAR”) database on its website at http://www.sec.gov.

        In no event does the Fund or its Investment Adviser receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings. The Fund’s portfolio holdings disclosure policies are reviewed and approved annually by the Fund’s Board of Directors. The Fund’s Chief Compliance Officer will report any material violations of these policies to the Fund’s Board of Directors at its next regularly scheduled meeting.

Board of Directors

        The business and affairs of the Fund are managed under the supervision of its Board of Directors which exercise all powers of the Corporation granted under Maryland law. The table on the following page provides information on the Fund’s directors and officers.

Standing Committees of the Board of Directors

        The Fund’s Board of Directors held ten meetings during the year ended January 31, 2006. Each director attended at least 75% of such meetings and of meetings of the committees on which he served during the periods that he served. The Independent Directors held four meetings during the same period.

        There are four standing committees of the Fund’s Board of Directors, the responsibilities and activities of which are each governed by their own committee charters adopted by the Board. The Audit Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Doebke) oversees the annual audit of the Fund by its independent registered public accounting firm and is responsible for the areas of audit coverage, the Fund’s financial statements and their presentation, internal controls and income tax issues. The Compensation Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Doebke) is responsible for the establishment, review and oversight of the compensation levels of the Fund’s officers. The Legal Affairs Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Doebke) oversees the legal affairs of the Fund and communications with counsel to the Independent Directors and the Fund. The Nominating Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Doebke) considers and makes nominations as necessary of director candidates to fill such vacancies. It does not consider nominees recommended by shareholders. The Audit Committee held two meetings and the Legal Affairs Committee held one meeting during the Fund’s last fiscal year. The Compensation Committee and the Nominating Committee held no meetings over the same period.

DIRECTORS AND OFFICERS (1)(4)

Name	Address	Age	Director Since	Current Position with the Fund, Principal Occupations During Past Five Years and Directorships of Public Companies

Independent Directors (2)(5)

David P. Bergland	Kennewick, WA	70	1992	Director. Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer, publisher and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

Hugh A. Butler	Salt Lake City, UT	53	1996	Director. Executive Vice President since March 2004 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

Roger Doebke	Santa Ana, CA	66	2004	Director. President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a director of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

Interested Directors & Officers

Michael J. Cuggino (3)	San Francisco, CA	43	1998	Chairman of the Board, President, Treasurer, Secretary & Director. A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund since 1993, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He is the manager and sole member (also its President and Chief Executive Officer) of the Fund’s Investment Adviser and served as a consultant to the Fund’s former investment adviser from 1991 through 2003. Mr. Cuggino oversees all four of the Fund’s Portfolios. Mr. Cuggino also served as Treasurer from 1993 through 2002 of Passport Financial, Inc., a financial publishing firm.

Andrew B. Rogers	Hauppauge, NY	37		Chief Compliance Officer. Mr. Rogers has served as Chief Compliance Officer of the Fund and the Fund’s Investment Adviser since 2005. Mr. Rogers is the President of Fund Compliance Services, LLC, a provider of administrative, compliance and other related services to the mutual fund industry. He has also served as President of GemCom, LLC since 2004, as President of Gemini Fund Services, LLC since 2006 and as Senior Vice President & Director of Administration of Gemini Fund Services, LLC from 2001 through 2005. Mr. Rogers oversees all four of the Fund’s Portfolios.

(1)	The address for each officer and director is c/o 600 Montgomery Street, 27th Floor, San Francisco, California 94111. A director serves until removal, resignation, death or until his or her respective successor is elected.
(2)	Not considered to be “interested persons” within the meaning of the 1940 Act.
(3)	Considered to be an “interested person” within the meaning of the 1940 Act. Mr. Cuggino is deemed an interested person because of his association with the Fund’s Investment Adviser.
(4)	No director or officer has any family relationship with another.
(5)	None of the Independent Directors nor their immediate family members, has during the past five years, held any positions with the Fund other than as a director, nor has any direct or indirect interest, the value of which exceeds $60,000, with or in: (i) the Fund; (ii) the Investment Adviser of the Fund; or (iii) any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser of the Fund. In addition, none of the Independent Directors nor their immediate family members, has since the beginning of the last two completed fiscal years of the Fund, had any material interest, direct or indirect, in any transaction, or series of similar transactions, or in any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds $60,000 to which any of the following persons was or is to be a party: (i) the Fund; (ii) any officer of the Fund; (iii) the Investment Adviser; or (iv) any person directly or indirectly controlling, controlled by, or under common control with such persons.

Code of Ethics

        The Fund and its Investment Adviser have adopted an Amended and Restated Code of Ethics (“Code of Ethics”) under Rule 17j-1 of the 1940 Act, which permit personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies

         The Fund and its Investment Adviser have adopted proxy voting policies and procedures to use in determining how to vote proxies relating to Portfolio securities. Such policies and procedures include procedures used by the Fund when a vote presents a conflict between the interests of the Fund’s shareholders and the Fund’s Investment Adviser. Attached to this SAI as Appendix A and Appendix B, respectively, are the Fund’s and its Investment Adviser’s proxy voting policies and procedures.

        Information regarding how each of the Fund’s Porfolios voted its proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2005 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office toll free at (800) 531-5142, and on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2006 will be available no later than August 31, 2006 and will be accessible in the same manner.

Share Ownership of Directors and Officers

     As of April 30, 2006, the Fund’s directors and officers owned shares in the Fund’s Portfolios as listed in the following table. As of the record date and except as noted below, none of the Fund’s directors or officers beneficially owned any equity securities in the Fund.

			Dollar Range of	Dollar Range of
Name	Number of Shares	Percent of Common Stock	Equity Securities in the Portfolio	Equity Securities in the Fund

Permanent Portfolio:
David P. Bergland	8,344	*	Over $100,000	Over $100,000
Hugh A. Butler	2,225	*	$50,001-$100,000	$50,001-$100,000
Roger Doebke	1,841	*	$50,001-$100,000	$50,001-$100,000

Treasury Bill Portfolio:
David P. Bergland	15	*	$1-$10,000	Over $100,000

Versatile Bond Portfolio:
None	-	*	-	-

Aggressive Growth Portfolio:
David P. Bergland	1,903	*	Over $100,000	Over $100,000
Hugh A. Butler	139	*	$10,001-$50,000	$50,001-$100,000
Roger Doebke	226	*	$10,001-$50,000	$50,001-$100,000

*	As of April 30, 2006, less than 1% of the outstanding common stock of any of the Fund’s Portfolios, or of the Fund as a whole.

Share Ownership

        As of April 30, 2006, the following persons are known by the Fund’s Board of Directors to own beneficially or to hold of record 5% or more of the outstanding common stock of any class of the Fund or of any Portfolio as of that date:

	Number of Shares	Percent
Name(1)	Held of Record	of class

Permanent Portfolio:

Charles Schwab and Co., Inc.	4,753,758	30.838%

National Investor Services Corp.	780,284	5.062%

Pershing, LLC	1,122,749	7.283%

Versatile Bond Portfolio:

Bermuda Commercial Bank, Ltd	57,954	28.477%

Mr. Leonard Margolis	26,282	12.914%

Wells Fargo Investments, LLC	12,773	6.276%

Aggressive Growth Portfolio:

Charles Schwab and Co., Inc.	99,651	26.897%

(1)	The address for each holder is c/o 600 Montgomery Street, 27th Floor, San Francisco, California 94111.

Compensation

        Under the Contract, the Fund has the obligation to pay the salaries, fees and expenses of all of the officers and directors of the Fund. The Fund currently compensates its President at a rate of $72,000 per annum and its Secretary and Treasurer at a rate of $48,000 per annum. Mr. Cuggino, as the Fund’s President, Treasurer and Secretary, is compensated for serving as such at the current rate for each office. Each director of the Fund receives a quarterly fee of $2,250, plus $1,350 and out-of-pocket expenses (including those of their spouses) for each Board of Directors or committee meeting attended. Additionally, each committee chairman receives an additional quarterly fee of $250 for service in such capacities.

        On March 9, 1998, the Fund’s Board of Directors adopted the Permanent Portfolio Family of Funds, Inc. Long Term Disability Plan (“Plan”). The Plan provides for payment by the Fund to any qualified officer of the Fund who is totally disabled (a “Participant”), as defined by the Plan, a disability benefit equal to 50% of the Participant’s salary as an officer as of the time the disability is determined, subject to cost-of-living adjustments, for a period not to exceed five years. The Plan is renewable annually and may be terminated by the Fund’s Board of Directors at any time prior to each annual renewal. The Plan was most recently renewed by the Fund’s Board of Directors on December 8, 2005.

        The following table sets forth information on compensation paid by the Fund to each officer and director for services in such capacities during the year ended January 31, 2006.

COMPENSATION TABLE

(1) Name of Person, Position	(2) Aggregate Compensation from Fund	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits upon Retirement	(5) Total Compensation from Fund/Fund Complex Paid to Directors and Officers

Independent Directors

David P. Bergland, Director	$ 35,950	$ 0	$ 0	$ 35,950

Hugh A. Butler, Director	30,600	0	0	30,600

Roger Doebke, Director	30,600	0	0	30,600

Interested Directors & Officers

Michael J. Cuggino, President, Treasurer, Secretary & Director(1)	149,250	0	0	149,250

Andrew B. Rogers, Chief Compliance Officer(2)	11,250	0	0	11,250

Clement M. Wallace, Secretary(3)	24,000	0	0	24,000

(1)	Mr. Cuggino was appointed as the Fund’s Secretary on February 28, 2006.
(2)	Mr. Rogers became the Fund’s Chief Compliance Officer effective September 1, 2005. Mr. Rogers also became the Investment Adviser’s Chief Compliance Officer on that date.
(3)	Mr. Wallace resigned as the Fund’s Secretary on February 28, 2006.

TAXES

General

        To continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”), a Portfolio – each of which is treated as a separate corporation for federal tax purposes – must satisfy certain specific requirements, including the following:

        (i) the Portfolio must distribute to its shareholders for each taxable year at least 90% of its “investment company taxable income” (“Distribution Requirement”). That income generally consists of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid;

        (ii) at least 90% of the Portfolio’s gross income each taxable year must be derived from investment-type income – specifically, dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) the Portfolio derives with respect to its business of investing in securities or those currencies, and as a result of the American Jobs Creation Act of 2004, net income from an interest in a “qualified publicly traded partnership” (“Income Requirement”); and

        (iii) the Portfolio’s investments must satisfy certain diversification requirements at the close of each quarter of its taxable year.

        In any taxable year during which a Portfolio so qualifies, it will not be liable for federal income tax on its: (a) investment company taxable income; or (b) net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), reduced by any capital loss carryovers from prior taxable years, that it distributes to its shareholders.

         If a Portfolio failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes: (i) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders; and (ii) the Portfolio’s shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except the part thereof that is “qualified dividend income,” which is taxable for individual shareholders at the rate for net capital gain – a maximum of 15%) to the extent of the Portfolio’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial tax and interest and make substantial distributions before requalifying for RIC treatment.

         A Portfolio will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. A Portfolio will be treated as having distributed any amount on which it is subject to income tax for any taxable year. For purposes of calculating the Excise Tax, a Portfolio: (i) must reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (ii) must exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary income for that year. A Portfolio will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year. As mentioned in the Prospectus, each Portfolio has incurred and will likely continue to incur liability for some Excise Tax.

Taxation of Shareholders

         Any dividend a Portfolio pays has the effect of reducing its net asset value. Therefore, a dividend paid shortly after a shareholder invests in a Portfolio would represent, in substance, a return of capital to the shareholder. Nevertheless, the distribution would be subject to federal income tax, as discussed here and in the Prospectus.

        A redemption of Portfolio shares (including a redemption under a Systematic Withdrawal Plan, as described in the Prospectus) is a taxable event for the redeeming shareholder. Any gain or loss realized on a redemption by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. However, any loss realized on a redemption of shares a shareholder held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions the shareholder receives on those shares.

        As described below under “Redemption of Shares – In-Kind Redemptions,” the Permanent Portfolio may redeem its shares in kind in certain circumstances. The tax consequences to an individual (i.e., noncorporate) shareholder of an in-kind redemption are similar to the consequences of a redemption for cash. A shareholder will recognize a capital gain (or loss) equal to the market value of the assets he or she receives minus the cost basis in the shares being redeemed. (The Fund will inform a shareholder as to its determination of the market value of any assets distributed to him or her.) A shareholder’s cost basis in the distributed assets will equal their market value at the time of the redemption. The federal income tax consequences of an in-kind redemption to a corporate shareholder are complex, and corporations considering investing in the Permanent Portfolio should consult their tax advisers in this regard. Generally, the Permanent Portfolio will recognize no capital gain or loss on a distribution of assets pursuant to an in-kind redemption.

        If a shareholder fails to certify on his or her Shareholder Account Application that the social security or other taxpayer identification number provided is correct and that he or she is not subject to backup withholding for previous underreporting to the Internal Revenue Service, the Fund must impose backup withholding, as discussed in the Prospectus.

Taxation of the Portfolios

         The Permanent Portfolio and the Aggressive Growth Portfolio. These Portfolios may use hedging strategies such as writing (selling) and purchasing options and futures contracts, and the Permanent Portfolio may enter into forward contracts. These activities involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when a Portfolio acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent the Portfolio’s disqualification as a RIC, and minimize the imposition of federal income tax and the Excise Tax.

         Some futures contracts, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Portfolio may invest may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. A Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Portfolio clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

        Offsetting positions a Portfolio enters into or holds in any actively traded security, option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of; (ii) the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain); and (iii) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to each Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to a mixed straddle.

         If a call option written (sold) by a Portfolio lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If a written call option is exercised and a Portfolio thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine its gain or loss on the sale. If a call option purchased by a Portfolio lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Portfolio exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

         If a Portfolio has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within thirty days after the end of that year and the Portfolio holds the appreciated financial position unhedged for sixty days after that closing (i.e., at no time during that sixty-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         The Permanent Portfolio. Under Code section 988, gains or losses: (i) from the disposition of foreign currencies, including forward contracts; (ii) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies; (iii) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (iv) that are attributable to exchange rate fluctuations between the time the Portfolio accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally, will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Portfolio’s section 988 losses exceed other investment company taxable income during a taxable year, it would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Portfolio shares. Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time, incurring the costs of currency conversion.

         The Portfolio may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (i) at least 75% of its gross income for the taxable year is passive; or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Portfolio distributions thereof will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” described in the Prospectus.

         If the Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Portfolio likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Portfolio. In most instances, it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

         The Portfolio may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Portfolio’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

        Investors should be aware that the Portfolio may not be able to ascertain whether a foreign corporation is a PFIC when it acquires the corporation’s shares and that a foreign corporation may become a PFIC after the Portfolio acquires shares therein. While the Portfolio generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

        Dividends and interest the Portfolio receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments, although the Investment Adviser anticipates that the amount of any such tax will not be significant. Furthermore, tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The Portfolio does not expect to be able to pass through any foreign tax credits or deductions to its U.S. shareholders.

COMPUTATION OF NET ASSET VALUE

        The net asset values of the shares of each Portfolio are computed at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day (“business day”). The Exchange is generally open for trading every Monday through Friday, but is closed for trading on certain customary national business holidays consisting of New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund has significant holdings that are principally traded on foreign exchanges which may be open for trading on days other than the Fund’s business days, the net asset values of a Portfolio’s shares may be significantly affected on days when investors have no access to the Fund. All awaiting and accepted requests for purchases and redemptions of Fund shares are executed, at a price equal to net asset value per share, immediately following the computation. See “Purchase of Shares” and “Redemption of Shares.”

        Net asset value per share of a Portfolio is computed by adding the current value of all the Portfolio’s assets, subtracting the amount of its liabilities (including proper accruals of expense items), dividing the result by the total number of outstanding shares of the Portfolio, and rounding up or down to the nearest cent per share. The current value of Fund assets is determined as follows: assets that are traded on one or more public exchanges (including stock options) will be valued at their last quoted sales price of the day on the exchange or system on which they are principally traded. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ, usually as of 4:00 p.m. Eastern Time each business day unless that price is outside the range of the “inside” bid and asked price, in which case NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. If there is no trading in an investment on a business day, the investment will be valued at the mean between its bid and asked prices on the exchange or system on which the security is principally traded. Assets that are traded over-the-counter will be valued at the mean between their bid and ask prices. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. The Fund will value gold and silver each business day at the closing spot price on the New York Commodity Exchange, a regulated U.S. commodity futures exchange. Deposits of Swiss francs will be valued each business day at the 4 p.m. (Eastern Time) price (converted into U.S. dollars) quoted by Reuters. Swiss government bonds will be valued each business day at the closing price in Zurich, Switzerland, converted into U.S. dollars at the 4 p.m. (Eastern Time) Swiss franc rate quoted by Reuters. All other assets (including restricted securities and forward contracts with banks or brokers) or investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for such an investment provided by a dealer or an independent pricing service is inaccurate, will be valued at fair value pursuant to policies approved by the Fund’s Board of Directors. Also, the Fund may rely upon bona fide quotations obtained from sources other than those referred to above when doing so would, in the opinion of the Board of Directors, better serve the fair and accurate valuation of the Fund’s assets. In the event of an extraordinary occurrence or emergency which would affect the value of Fund assets traded on a foreign exchange, and which the Board of Directors learns of prior to 4:00 p.m. Eastern Time, those assets will be valued at fair value as determined in good faith by the Board of Directors.

PURCHASE OF SHARES

        Shares in each of the Fund’s Portfolios are offered for sale continuously by the Fund. Investors who purchase such shares directly from the Fund pay no commissions or sales charges. The minimum initial investment in any Portfolio is $1,000. Shareholders may make additional investments at any time in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share, as described under “Computation of Net Asset Value,” next computed after receipt of the properly completed request by the Fund’s transfer agent. Please see “Purchase of Shares” in the Prospectus for further information.

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole. The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares in the Fund’s Portfolios by its shareholders. Each Portfolio is intended for long-term investors. The Fund discourages frequent purchases and redemptions of shares in its Portfolios by its shareholders. “Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders.

        Complete and detailed records for each Shareholder Account are maintained by the Fund’s transfer agent. A confirmation is sent to a shareholder at the time of each purchase, redemption or other transaction. Certificates for shares are issued without charge, but only when specifically requested in writing by the investor. Certificates are not issued for fractional interests.

        The Fund has authorized one or more broker-dealers to accept purchase and redemption orders for Fund shares on the Fund’s behalf. Such broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders for Fund shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker-dealer, or if applicable, a broker-dealer’s authorized designee or intermediary, accepts the order. In such instances, an investor’s order will be priced at the Fund’s net asset value next computed after it is accepted by such an authorized broker-dealer or the broker-dealer’s authorized designee.

        Investors who purchase or redeem shares in the Fund through a broker-dealer may be charged a transaction fee by the broker-dealer, who may place such orders by telephone in accordance with the Fund’s procedures.

REDEMPTION OF SHARES

        Shareholders may redeem all or some of their shares in any of the Fund’s Portfolios.

        Subject to the limitations noted below, requests for redemption will be accepted for a Portfolio on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request.

        Redemption requests must be accompanied by certificates, if issued, and must be sent to the Fund’s transfer agent. Shareholders may be required to use a redemption form provided by the Fund. The Fund may refuse redemption requests not made in the proper manner. Please see “Redemption of Shares” in the Prospectus for further information.

        Requests for redemption (whether in writing or by telephone) will be processed by the Fund’s transfer agent at the net asset value next determined after receipt of the request. Because the net asset values per share of the Fund fluctuate (reflecting the market value of assets owned by the Portfolios), the amount a shareholder receives for a redemption may be more or less than the amount of his or her purchase and may be more or less than the net asset value on the date that a written redemption request is mailed. Any such redemptions are purely voluntary on the part of the shareholder.

Redemption Limitations

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, as follows:

  for any period during which the New York Stock Exchange is closed or trading thereon is restricted, as determined by the SEC;

  for any period during which the SEC determines that an emergency makes it impractical to dispose of portfolio securities or to calculate net asset values; or

  during any period for which the SEC has by order permitted a suspension for the protection of shareholders.

In-Kind Redemptions

        Subject to the restrictions set forth below, the Fund reserves the right to require redeeming shareholders in the Permanent Portfolio (but not shareholders in any other Portfolio) to accept readily tradeable assets from the Permanent Portfolio in complete or partial payment of redemptions in instances where so doing would present an advantage to the Permanent Portfolio in pursuit of its tax-planning objectives over a sale or other disposition of the assets. Although the Investment Adviser believes it is unlikely that the Fund would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemptions, the assets would be selected by the Fund from the Permanent Portfolio and generally would not reflect Target Percentages. The Fund would not require redeeming shareholders to accept any investment that is not readily saleable.

        Investors should note that an in-kind distribution might result in inconvenience or in financial loss or gain due to price fluctuations. The risk of financial loss would be especially great in the case of an investment subject to high price volatility. Also, shareholders might incur high brokerage costs in liquidating small lots of distributed investments.

        In order to reduce the possibility of inconvenience or loss, the Fund has agreed that it will not exercise its right to make such a required in-kind redemption unless it has arranged, on behalf of the shareholder, a convenient opportunity to accomplish the prompt sale of the assets through a qualified broker or dealer. Further, the Fund will not require a shareholder to accept an asset in an in-kind redemption if the necessary costs of selling the asset (in the form and quantity distributed to the shareholder) exceed 2% of the asset’s value at the time of the redemption. In the event that a shareholder elected not to use the broker or dealer provided by the Fund to sell assets distributed to him or her, the Fund would deliver the assets to the shareholder, or at his or her request, to his or her bank.

        The Permanent Portfolio makes portfolio changes on the basis of investment factors at the time and in pursuit of its investment objectives, and in order to adhere to its Target Percentages. See “The Four Portfolios – Permanent Portfolio” in the Prospectus. In accordance with these objectives, at the time the decision is made to dispose of assets from the Permanent Portfolio, the Fund will decide whether to sell the assets or to distribute them in satisfaction of redemption requests.

        If the Fund ever elects to dispose of assets through such required in-kind redemptions, it will inform its transfer agent of the specific assets to be used and the order in which to use them. The transfer agent thereafter would honor all redemption requests, in the order received, by distributing the designated assets. Generally, the transfer agent would continue to effect all redemption requests for the Permanent Portfolio with in-kind distributions until the designated assets were exhausted or until the Fund instructed the transfer agent otherwise. The Fund might instruct the transfer agent otherwise, for example, if the Fund no longer intended to dispose of a designated asset or if a particular redemption request would result in a distribution of assets that, in the estimation of the Investment Adviser, could not then be sold at a cost of 2% or less of the value of the assets.

        From time to time, the Fund at the request of a redeeming shareholder in any Portfolio, may distribute readily tradeable assets to the shareholder in payment of his or her redemption. To be accepted by the Fund, any such request for an in-kind payment must be made in writing and must be included in the redemption request to which it pertains. The Fund will accept a request for in-kind payment of redemption of shares in a Portfolio only as an alternative to making a sale of the respective asset in a transaction consistent with the Portfolio’s investment policies.

In-Kind Redemption Requests

        If the Fund ever elects to make assets available for in-kind payment of redemptions, it will inform its transfer agent of the specific assets to be used. The transfer agent thereafter would honor all written redemption requests for a particular such asset, in the order received, by distributing the designated asset. The transfer agent would continue to effect all redemption requests for a particular asset with in-kind payment until the asset was exhausted or until the Fund instructed the transfer agent otherwise. The Fund might instruct the transfer agent otherwise, for example, if the Fund no longer intended to dispose of the asset.

        The Fund makes no representation that it will attempt to protect any redeeming shareholder from inconvenience, expense or loss that results from an in-kind redemption requested by the shareholder.

        The Fund has adopted the following operating policies with respect to such in-kind redemptions:

  the Fund shall identify before 4:00 p.m. Eastern time of the day on which such identification is made any readily tradeable assets held by a Portfolio that are available for in-kind redemption;

  any shareholder, (except an affiliate as set forth below) may request an in-kind redemption of shares in such Portfolio prior to 4:00 p.m. of such day, and any such request shall become irrevocable at 4:00 p.m. of such day;

  no such request for redemption shall be accepted for any Fund shares held by an affiliated person or other person specified in section 17(a) of the 1940 Act;

  the Fund will accept a request for an in-kind redemption only as an alternative to the sale of the asset to be distributed in a transaction consistent with the Portfolio’s investment policies;

  requested in-kind redemptions shall be limited to assets for which market quotations are readily available; and

  the asset price used to effect the redemption shall be the respective asset price used to calculate the net asset value of the shares being redeemed.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Fund’s portfolio transactions are recommended by the Investment Adviser and placed by the Fund’s officers. The objective of the Fund in effecting portfolio transactions is to obtain the best available prices, taking into account services and the costs and promptness of executions. Some of the Fund’s purchases and sales of investments will be made directly with dealers and market-makers, usually without brokerage commissions. In other cases, the Fund will use a broker-dealer and will pay commissions. In many foreign countries, commission rates are fixed by governmental or exchange regulation or by industry agreement, and may be higher or lower than those charged on comparable transactions in the United States.

There currently is no agreement or commitment to place orders with any dealer, market-maker or broker-dealer. The Fund in the past had directed certain portfolio transactions to World Money Securities, Inc. (“WMS”), its wholly owned broker-dealer subsidiary. In 1996, the Fund liquidated and dissolved WMS and has no current intention of having a broker-dealer subsidiary in the future. Please see the following table for information on commissions paid by the Fund’s Portfolios.

        Neither the Fund’s Board of Directors, its officers nor the Investment Adviser intends to request research, statistical, securities pricing or other related services from any broker-dealer beyond what the broker-dealer provides to its customers generally, nor will the Fund’s Board of Directors, its officers or the Investment Adviser pay any broker additional commissions on portfolio transactions as an inducement to sell Fund shares. Nevertheless, the Fund’s officers may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to those which have provided research, statistical and related services to the Fund or the Investment Adviser for the benefit of the Fund. The Investment Adviser believes that while research and related services may be useful in varying degrees, they are of indeterminable value and may or may not reduce the expenses of the Investment Adviser.

        The Fund’s Board of Directors does not consider that it has an obligation to obtain the lowest available commission rate with respect to portfolio transactions to the exclusion of price, service and qualitative considerations. Nevertheless, the officers of the Fund and of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical or other services. The Fund’s Board of Directors does not authorize the payment of commissions to brokers in recognition of their having provided such services, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

PORTFOLIO COMMISSIONS AND TURNOVER

        The Fund’s Portfolios paid the following commissions and had the following portfolio turnover rates during the last three fiscal years:

	Fiscal Year Ended January 31

	2006	2005	2004

Total commissions paid
Permanent Portfolio	$ 39,482	$ 64,060	$ 62,619
Treasury Bill Portfolio	0	0	0
Versatile Bond Portfolio	0	0	0
Aggressive Growth Portfolio	47,148	4,830	6,840

Portfolio turnover rate
Permanent Portfolio	.73%	6.29%	23.19%
Treasury Bill Portfolio	N/A	N/A	N/A
Versatile Bond Portfolio	50.09%	75.72%	67.26%
Aggressive Growth Portfolio	10.41%	1.90%	3.07%

DISTRIBUTOR

        The Fund’s distributor is Quasar Distributors, LLC (“Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.

        The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. The Distributor is responsible for the continuous distribution of the shares of each of the Fund’s Portfolios.

        The Investment Adviser pays all customary fees and charges of the Distributor incurred by the Fund (see “Management – Investment Adviser” in the Prospectus).

TRANSFER AND DIVIDEND-DISBURSING AGENT

        The Fund’s transfer and dividend disbursing-agent is U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 (“Transfer Agent”), telephone number (800) 341-8900.

        The Transfer Agent maintains the records of each Shareholder Account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and disbursing agent, and performs other related shareholder service functions. See “Redemption of Shares By the Fund – In-Kind Redemptions.”

        The Investment Adviser pays all customary fees and charges of the Transfer Agent incurred by the Fund (See “Management – Investment Adviser” in the Prospectus).

CUSTODIAN

        The Fund’s custodian is State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 (“Custodian”).

        The Custodian receives and deposits cash, holds all securities and other evidences of investments of the Fund, receives and delivers securities and other investments bought or sold by the Fund, and receives and collects income from the Fund’s investments. From time to time, but only upon direction of the Investment Adviser, some of the Fund’s assets may be held in the London, Zurich or other foreign offices of the Custodian’s sub-custodians or foreign custodians which are qualified to act as such under the 1940 Act, in accordance with Rule 17f-5 thereunder.

        The custodial agreement between the Fund and the Custodian requires the Custodian to hold the Fund’s assets in strict segregation; the custodial agreement prohibits commingling of the Fund’s assets with assets owned by the Custodian, and it requires the Custodian to receive and maintain the Fund’s assets in a form and condition that would make them readily identifiable as customer property in an audit or in the event that the Fund appoints a successor custodian.

        In executing portfolio transactions, the Custodian acts as an agent for the Fund, but has no part in the management or investment decisions of the Fund or in the Fund’s general administration. The Custodian does not provide trusteeship protection or protection for investors against possible depreciation of assets.

        The Investment Adviser pays all customary fees and charges of the Custodian incurred by the Fund (See “Management – Investment Adviser” in the Prospectus).

GENERAL INFORMATION

Capitalization

        The Fund’s present authorized capitalization is 500,000,000 shares, $.001 par value per share, divided into two classes consisting of 150,000,000 shares of preferred stock and 350,000,000 shares of common stock. The Fund is currently authorized and has registered to issue an indefinite number of shares of its common stock in the following series: 100,000,000 shares in the Permanent Portfolio; 100,000,000 shares in the Treasury Bill Portfolio; 10,000,000 in the Versatile Bond Portfolio; and 25,000,000 shares in the Aggressive Growth Portfolio. The Fund has not registered the sale of any of its preferred stock and has no plan to do so. Upon issuance and sale, shares of the Fund are fully paid and nonassessable, have no preemptive rights and are freely transferable. Shareholders may require redemption of their shares. See “Redemption of Shares.”

        Holders of shares in each Portfolio are entitled to vote separately on any change in the Fund’s investment policy, as provided in Section 13(a) of the 1940 Act and on all matters on which the 1940 Act, other applicable law or the Articles of Incorporation of the Fund require a vote by Portfolios. Otherwise, all Fund shareholders have equal voting rights, vote as a single class and are entitled to one vote per share.

        The Fund will hold an annual meeting of its shareholders in any year in which an annual meeting is required under Maryland law and the charter and bylaws of the Fund. Maryland law and the Fund’s bylaws provide that the Fund is not required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act.

        The Fund has no other securities outstanding. However, from time to time, the Fund’s Board of Directors may authorize the Fund to issue additional shares of common or preferred stock, in series, with such rights and preferences as will be determined by the Board of Directors in authorizing any such shares. Any offering or sale by the Fund of shares of additional series or classes to the public would be subject to effective registration of the shares as necessary under federal and state securities laws.

FINANCIAL STATEMENTS

        The financial statements of the Fund as of and for the five years in the period ended January 31, 2006 are incorporated by reference. Such financial statements have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as set forth in their report thereon included therein, and are incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

        The Fund will furnish a copy of its Annual Report to Shareholders for the year ended January 31, 2006, without charge and upon request, by writing or calling the Shareholder Services Office.

No person is authorized to give any information or to make any representation not contained in this SAI or in the Prospectus in connection with the matters described herein and therein. If given or made, such information or representation must not be relied upon as having been authorized.

                                   APPENDIX A

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES
                                 MAY 1, 2003

       Permanent  Portfolio  Family of Funds,  Inc.  (“Fund”)  has  adopted  the following  policies and procedures to determine how to vote proxies  relating to portfolio securities held by each series of the Fund (each, a “Portfolio”).

I.     Delegation.  The Board of Directors of the Fund (“Board of Directors,” or
“Board”) has  delegated to Pacific  Heights  Asset  Management,  LLC, the Fund’s
investment  adviser (“Pacific  Heights,” or “Adviser”),  the  responsibility for voting proxies relating to portfolio  securities held by a Portfolio of the Fund as a part of the investment advisory services provided by Pacific Heights to the
Fund.  All such proxy  voting  responsibilities  shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities,  each of the Fund’s  Portfolios shall retain the right to vote proxies relating to its portfolio securities as it may deem appropriate.

II.    Fiduciary  Duty.  Pacific  Heights is a  fiduciary  to each of the Fund’s
Portfolios and shall vote proxies in a manner consistent with the best interests of each such Portfolio and its  shareholders.  Every reasonable  effort shall be made by Pacific  Heights to vote the Fund’s  proxies.  However,  Pacific Heights shall not be required to vote a proxy if it is not  practicable  to do so, or if it determines  that the potential  costs involved with voting a proxy  outweighs the potential benefits to a Portfolio or its shareholders.

III.   Proxy Voting  Services.  Pacific Heights may engage an independent  proxy voting service to assist it in the voting of the Fund’s proxies.  Such a service would be responsible for  coordinating  with the Fund’s custodian to ensure that all  applicable  proxy  solicitation  materials  received by the  custodian  are processed in a timely fashion.

IV.    Conflicts of Interest.  The proxy voting  guidelines  of Pacific  Heights shall  address the  procedures  it would  follow with  respect to  conflicts  of interest.

V.     Reports. Pacific Heights shall provide a quarterly report to the Board of
Directors  regarding  its records of each proxy voted by it during the  quarter, including any conflicts of interest  information required by Section IV of these policies and procedures.  Such report shall include the information  required by
Form N-PX for each proxy voted.  In addition,  Pacific  Heights  shall provide a quarterly report to the Board of Directors  detailing the proxies,  if any, that were not voted during the period and the reasons for such non-votes.

VI.    Review of Policies and  Procedures.  Pacific Heights shall present to the
Board of Directors its policies,  procedures and other guidelines for voting the
Fund’s  proxies  at least  annually,  and shall  notify  the Board  promptly  of material changes to any of these  documents.  Any such material change shall not apply to proxies voted for a Portfolio  unless and until such change is approved by the Board of Directors.

VII.   Role of the Board of  Directors.  The Board of  Directors  shall  oversee
Pacific Heights’ proxy voting processes and periodically review the Fund’s proxy voting policies and procedures.

                                       -2-

                                   APPENDIX B

                      PACIFIC HEIGHTS ASSET MANAGEMENT, LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                   MAY 1, 2003

       Pacific Heights Asset Management, LLC (“Pacific Heights”) has adopted the following  policies and  procedures  (“Guidelines”),  pursuant to which  Pacific
Heights, in the absence of special  circumstances,  generally shall vote proxies relating to  portfolio  securities  held by each series of  Permanent  Portfolio
Family of Funds,  Inc.  (“Fund”).  These  Guidelines are reasonably  designed to ensure that such proxies shall be voted in the best interest of the shareholders in each series of the Fund (each,  a  “Portfolio”),  in accordance  with Pacific
Heights’ fiduciary duties and applicable regulations.

I.     Duty to Vote Proxies

       Proxies  are an  asset of the  Fund’s  Portfolios,  and as such  shall be treated by Pacific  Heights  with the same care,  diligence  and  loyalty as any asset  belonging  to the  Fund’s  Portfolios.  As such,  Pacific  Heights  views seriously its  responsibility  to exercise voting authority over securities that are owned by the Fund’s Portfolios.  The following  Guidelines shall be observed with respect to proxies.  These  Guidelines also address special  provisions for conflicts of interests that may arise in connection with voting proxies.

       A.     The Fund has  delegated  the power to vote its  proxies to Pacific
              Heights.  Every reasonable effort shall be made by Pacific Heights to vote the Fund’s proxies.  However, voting proxies for shares of certain  non-U.S.  companies  may  involve  significantly  greater effort  and cost than for shares of U.S.  companies.  There may be situations where Pacific Heights may not, or cannot, vote a proxy.
              For  example,  Pacific  Heights  may  receive  proxy  solicitation materials  too late to be acted  upon,  or the cost of voting  may outweigh the benefit of voting. In such instances, Pacific Heights shall  not  be  required  to  vote  such  proxies  if  it  is  not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a
              Portfolio or its shareholders by voting such a proxy.

       B.     Pacific  Heights is a fiduciary to each of the Fund’s  Portfolio’s and  shall  vote  proxies  in a  manner  consistent  with the best interests of each such Portfolio and its shareholders. As such, it is the policy of Pacific Heights to review each proxy statement on an individual  basis and to vote exclusively in the best interests of such a Portfolio and its shareholders.

       C.     To document  that proxies are being voted,  Pacific  Heights shall keep a record for each of the Fund’s  Portfolios where applicable, reflecting:  (i) when each proxy is first received; (ii) when each proxy is voted; and (iii) how that proxy is voted. Pacific Heights

              shall  keep  and  maintain  such  records   consistent   with  the
              requirements of Rule 206(4)-6 under the Investment Advisers Act of
              1940, as amended  (“Advisers Act”), and other applicable rules and regulations.  In each  instance  in which a proxy is not voted for any  reason  (such as the late  receipt  of the  proxy,  incorrect instructions  as to how to  vote  the  proxy,  or for  some  other reason),  a written  explanation  shall be  prepared  stating  the reasons why that proxy was not voted.  Pacific  Heights shall make its proxy  voting  history and these  Guidelines  available to the
              Fund upon request.

       D.     Pacific Heights may engage an independent  proxy voting service to assist it in the  voting  of the  Fund’s  proxies.  Such a service would be responsible for coordinating with the Fund’s custodian to ensure that all applicable proxy  solicitation  materials received by the custodian are processed in a timely fashion.

II.    Guidelines for Voting Proxies

       Pacific  Heights  generally will vote the Fund’s proxies so as to promote the long-term  economic value of the underlying  securities,  and generally will follow the Guidelines provided below. Each proxy proposal shall be considered on its own  merits,  and an  independent  determination  shall be made  whether  to support or oppose  management’s  position.  Pacific  Heights  believes  that the recommendation  of management should be given  substantial  weight,  but Pacific
Heights shall not support  management  proposals  that may be detrimental to the underlying value of the Portfolio’s investment positions.

       Pacific  Heights shall be responsible  for  administering,  executing and overseeing the Fund’s proxy voting  process.  On occasion,  Pacific  Heights may vote a proxy in a manner other than suggested by the Guidelines;  however,  such departures  from the  Guidelines  are expected to be rare,  and Pacific  Heights shall maintain a record supporting such votes.

       A.     Specific Policies

              1.  Routine Matters

              a.  Election of Directors. In general,  Pacific Heights shall vote in favor of an issuer’s management’s director nominees if they are  running  unopposed.  Pacific  Heights  believes  that  an issuer’s  management  is in the best  position to evaluate the
                  qualifications   of  its   directors  and  the  needs  of  its
                  particular board of directors.  Nevertheless,  Pacific Heights shall vote  against,  or withhold  its vote for,  any director nominee  whom it  feels  is not  qualified.  When an  issuer’s management’s director nominees are opposed in a proxy contest,
                  Pacific  Heights  shall  evaluate  which  director   nominee’s
                  publicly-announced  management  policies  and  goals  are most

                                       -2-

                  likely to maximize  shareholder value, as well as evaluate the past performance of the incumbent director nominees, voting in accordance with its evaluation.

              b.  Ratification  of Selection of  Auditors.  In general,  Pacific
                  Heights  shall rely on the judgment of management in selecting
                  an  issuer’s  independent  auditors.   Nevertheless,   Pacific
                  Heights  shall  examine  the  recommendation  of the  issuer’s management in appropriate cases (e.g.,  where there has been a change in independent  auditors  based upon a disagreement  on
                  accounting   matters),   voting   in   accordance   with   its
                  examination.

              c.  Stock  Option  and  Other  Equity  Based   Compensation   Plan
                  Proposals.  In  general,  Pacific  Heights  shall  approve  an issuer’s  management’s  recommendations  with  respect  to the adoption or amendment of stock option plans and other  similar equity-based  compensation plans; provided,  however, that the total  number  of  shares  or  other  units  of  participation reserved under all of such an issuer’s  compensation  plans is reasonable and not excessively dilutive.

              2.  Acquisitions,  Asset Sales,  Business  Combinations,  Mergers,
                  Re-incorporations,   Reorganizations  and  Other  Transactions
                  Because voting on  transactions  such as  acquisitions,  asset sales, business combinations, mergers, re-incorporations and other
              reorganizations    involves    considerations   unique   to   each
              transaction,  Pacific  Heights does not have a general policy with regard  to  voting on such  transactions,  but shall  vote in such instances on a case-by-case basis for each transaction.

              3.  Changes in Capital  Structure
                  Pacific Heights shall evaluate proposed capital change actions on a case-by-case  basis and will  generally  defer to an issuer’s management’s  business  analysis  in support of such  actions.  In cases where proposed capital change actions support proxy defenses
              or  act  to  reduce  or  limit  shareholder   rights,   particular
              consideration shall be given by Pacific Heights to all the effects of such an action,  and  Pacific  Heights’  shall vote in a manner consistent with the objective of maximizing long-term  shareholder value.

              4.    Anti-Takeover Proposals
                  In general,  Pacific  Heights shall vote against any proposal, whether recommended by an issuer’s management or otherwise,  which it believes would materially  contribute to preventing a potential acquisition or takeover,  thereby potentially  preventing the Fund from maximizing long-term  shareholder value,  including proposals to:

                                       -3-

              o stagger the board of directors;
              o introduce cumulative voting;
              o introduce unequal voting rights;
              o create supermajority voting; and
              o establish preemptive rights.

                  In  general,  Pacific  Heights  shall  vote  in  favor  of any proposals,  whether  recommended  by  an  issuer’s  management  or otherwise,  to reverse an  issuer’s  policy or  policies as listed above.

              5.  Shareholder  Proposals  Involving  Social,  Moral  or  Ethical
                  Matters

                  In general,  Pacific  Heights shall vote in accordance with an issuer’s management’s recommendation on issues primarily involving social,  moral or ethical  matters,  except for certain  instances where Pacific  Heights  believes  such a proposal has  substantial economic implications or the potential to maximize long-term value for  the  Fund’s  shareholders,  in  which  case,  it  shall  vote accordingly.

       B.     Voting Process

              Generally, proxies are received,  electronically or otherwise, and shall be  promptly  voted on by  Pacific  Heights.  With  respect to each matter voted upon, Pacific Heights shall record the following information for and on behalf of the Fund’s applicable Portfolios:

              o the name of the issuer of the portfolio security;

              o the exchange ticker symbol of the portfolio security;

              o the  Council on  Uniform  Securities  Identification  Procedures
                (“CUSIP”) number for the portfolio security;

              o the shareholder meeting date;

              o a brief identification of the matter voted on;

              o whether  the matter was  proposed by the issuer or by a security holder;

              o whether the Portfolio cast its vote on the matter;

              o how the  Portfolio  cast  its vote  (e.g.,  for or  against  the proposal,  or  abstaining;  for  or  withholding  regarding  the election of  directors);  and

              o whether the Portfolio  cast its vote for or against the issuer’s management.

              After such votes are cast,  Pacific Heights shall perform a review to ensure that all proxies  received,  and for which a voting  obligation exists, have been properly voted.

                                       -4-

III.   Conflicts of Interest

       Each proxy shall be  reviewed by Pacific  Heights to assess the extent to which there may be a material  conflict of interest  between Pacific Heights and the Fund or any of its Portfolios. In addition,  Pacific Heights shall assess to what extent,  if any, there may be a material  conflict of interest between Fund shareholders’ interests and the interests of Pacific Heights. For example, if an issuer’s  proposal may harm the Fund or one of its Portfolios  financially while enhancing the financial or business prospects of Pacific Heights, or conversely, if an issuer’s proposal may harm the financial or business  prospects of Pacific
Heights while enhancing the Fund or one of its Portfolios financially.

       If Pacific  Heights  determines  that a  material  conflict  of  interest exists,  it shall  promptly  notify the  Fund’s  Board of  Directors  (“Board of
Directors,”  or “Board”) of the conflict of interest and seek  guidance from the
Board on voting such a proxy.

IV.    Recordkeeping and Reporting

       Pacific  Heights  shall be required to maintain  records of proxies voted pursuant to Section  204(2) of the  Advisers Act and Rule  204-2(c)  thereunder.
Pacific  Heights shall  maintain and make  available for review upon  reasonable request  to the  Fund,  its  Portfolios  and  its  shareholders,  a copy  of its
Guidelines,  proxy statements received regarding the Fund’s securities, a record of each vote cast,  each  written  Fund  request  for proxy  voting  records and
Pacific  Heights’  response to any Fund request for such  records.  In addition,
Pacific Heights shall maintain  appropriate proxy voting records for the Fund in compliance with applicable regulations under the Investment Company Act of 1940, as amended.  Pacific Heights shall provide quarterly reports to the Fund’s Board of Directors  reflecting  proxy votes for the Fund during the period  covered in such a report.

       Applicable  proxy voting books and records shall be maintained by Pacific
Heights  for five (5)  years,  the first  two (2) years in an easily  accessible place.

                                       -5-

                                     PART C
                                OTHER INFORMATION

Item 23.      Exhibits

              (a)(i)     Articles of Incorporation of Registrant, dated December
                         10, 1981. (1)

              (a)(ii)    Amendment  to  Articles of Incorporation of Registrant,
                         dated March 7, 1986. (2)

              (a)(iii)   Amendment  to  Articles of Incorporation of Registrant,
                         dated August 10, 1988. (3)

              (b)        Amended   and  Restated  By-laws of  Registrant,  dated
                         March 20, 2005. (11)

              (c)        Shareholder rights are described in Articles Fifth and
                         Seventh of Registrant's Articles of Incorporation, as
                         amended,and Articles II, IX,and XI of Registrants's
                         Amended and Restated By-laws.

              (d)        Investment  Advisory Contract by and between Registrant
                         and   Pacific  Heights  Asset  Management,  LLC,  dated
                         November 24, 2002. (4)

              (e)        Distribution   Agreement   by  and  between Registrant,
                         Pacific   Heights  Asset  Management,  LLC  and  Quasar
                         Distributors, LLC, dated March 16, 2003. (4)

              (f)        Permanent  Portfolio Family of  Funds, Inc.  Long  Term
                         Disability Plan, dated March 9, 1998. (5)

              (g)(i)     Custodian  Contract by and between Registrant and State
                         Street     Bank     and  Trust  Company,  dated  August
                         18, 1987. (6)

              (g)(ii)    Amendment     to  Custodian  Contract  by  and  between
                         Registrant  and State  Street  Bank and Trust  Company,
                         dated December 30, 1994. (7)

              (g)(iii)   Amendment     to  Custodian  Contract  by  and  between
                         Registrant  and State  Street  Bank and Trust  Company,
                         dated December 13, 1995. (6)

              (g)(iv)    Universal Individual Retirement Account Information Kit
                         for   Traditional   and  Roth  IRAs, Including Adoption
                         Agreement    and   Transfer  Form, effective January 1,
                         1998, to be  entered  into  by  those of   Registrant's
                         shareholders    who   so   desire    and   Registrant's
                         Custodian. (8)

              (g)(v)     Retirement Plan Custodial  Services  Agreement  by  and
                         between   Registrant  and  State  Street Bank and Trust
                         Company, dated October 21, 2000. (9)

              (h)(i)     Transfer  Agent  Servicing  Agreement  by  and  between
                         Registrant and U.S. Bancorp Fund Services,  LLC,  dated
                         January 24, 2003. (4)

              (h)(ii)    Undertaking  and Agreement to  Advance  Expenses by and
                         between  Registrant  and World  Money  Managers,  dated
                         December 14, 1994. (5)

              (h)(iii)   Undertaking  and Agreement to Advance  Expenses by  and
                         between  Registrant  and  Terry  Coxon,  dated December
                         14, 1994. (5)

              (h)(iv)    Undertaking  and Agreement to Advance  Expenses by  and
                         between   Registrant  and  Alan  Sergy,  dated December
                         14, 1994. (5)

              (h)(v)     Security  Agreement by and  between  Registrant,  World
                         Money  Managers and Terry Coxon,  dated   February  20,
                         2003. (5)

              (i)        Opinion and Consent of Richard B. Rolnick,  Esq., dated
                         July 26, 1991,  filed with respect to the  Registration
                         Statement  under  the   Securities  Act  of  1933. (10)

              (j)        Consent of Tait,  Weller & Baker  LLP,  Independent
                         Registered Public Accounting Firm, is filed herewith.

              (k)        None.

              (l)        None.

              (m)        None.

              (n)        None.

              (o)        Reserved.

              (p)        Amended  Code  of  Ethics  of  Registrant  and  Pacific
                         Heights Asset Management, LLC, dated March 20, 2005. (11)

         -----------------

     (1)  Filed  as  Exhibit  (a)  to   Post-Effective   Amendment   No.  30  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on May 26, 2004, and incorporated herein by this reference.
          Previously filed as Exhibit (a) to Registrant's Registration Statement on Form N-1, filed with the Commission on January 12, 1982.

     (2)  Filed  as  Exhibit  (a)  to   Post-Effective   Amendment   No.  30  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on May 26, 2004, and incorporated herein by this reference.
          Previously filed as Exhibit (a) to  Post-Effective  Amendment No. 4 to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on March 7, 1986.

     (3)  Filed  as  Exhibit  (a)  to   Post-Effective   Amendment   No.  30  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on May 26, 2004, and incorporated herein by this reference.

     (4)  Filed as Exhibits (d), (e) and (h),  respectively,  to  Post-Effective
          Amendment No. 28 to Registrant's  Registration Statement on Form N-1A,
          filed with the Commission on April 3, 2003, and incorporated herein by this reference.

     (5)  Filed  as  Exhibits  (f)  and  (h),  respectively,  to  Post-Effective
          Amendment No. 29 to Registrant's  Registration Statement on Form N-1A,
          filed with the Commission on June 3, 2003, and incorporated  herein by this reference.

     (6)  Filed  as  Exhibit  (g)  to   Post-Effective   Amendment   No.  30  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on May 26, 2004, and incorporated herein by this reference.

     (7)  Filed  as  Exhibit  (g)  to   Post-Effective   Amendment   No.  19  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission  on  May 31,  1995,  and  incorporated    herein   by  this
          reference.

     (8)  Filed  as  Exhibit  (g)  to   Post-Effective   Amendment   No.  24  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission  on  July  26,  1999,  and  incorporated   herein  by  this
          reference.

     (9)  Filed  as  Exhibit  (g)  to   Post-Effective   Amendment   No.  25  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on May 31, 2000, and incorporated herein by this reference.

    (10)  Filed  as  Exhibit  (i)  to   Post-Effective   Amendment   No.  30  to
          Registrant's  Registration  Statement  on Form  N-1A,  filed  with the
          Commission on May 26, 2004, and incorporated herein by this reference.
          Previously filed as Exhibit (i) to Post-Effective Amendment No. 13  to
          Registrant's  Registration  Statement  on  Form  N-1A,  filed with the
          Commission on July 29, 1991.

    (11)  Filed  as  Exhibits  (b)  and  (p),  respectively,  to  Post-Effective
          Amendment No. 32 to Registrant's Registration Statement on Form  N-1A,
          filled with the Commission on May 31, 2005, and incorporated herein by this reference.

Item 24.       Persons Controlled by or Under Common Control with the Registrant.

               None.

Item 25.       Indemnification.

          Reference  is  made  to  Part  One,  Paragraph  (5) of the  Investment
          Advisory Contract,  dated  November 24, 2002, which states:

          It is understood and agreed that in furnishing  Fund  with  investment advice and other  services  as  provided  herein,  neither  Investment
          Adviser nor any member, manager, employee or agent  thereof  shall  be held liable to Fund or its creditors  or  shareholders  for errors  of judgment or for any acts or omissions by it,  except  those  involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the terms of this Contract.  It is further understood and agreed that Investment  Adviser  shall  not  be accountable for any loss suffered by  Fund  by  reason  of  Investment
          Adviser's   action   or   non-action  on  the  basis  of  any  advice,
          recommendation   or  approval  of  Investment  Adviser,  its  members,
          managers, employees or agents made in accordance  with  the  preceding sentence.

          Reference is made to Section  2-418 of the Maryland  Corporations  and
          Associations  Law, which  generally  provides for  indemnification  of directors, officers, employees and agents by reason of service in that capacity  unless it is  established  that the act or  omission  of the person was material to the matter giving rise to the  proceeding,  and was  committed in bad faith or was the result of active or  deliberate dishonesty,  or the person  actually  received  an  improper  personal benefit  in  money,  property  or  services,  or,  in the  case of any criminal  proceeding,  the person had reasonable cause to believe that the act or omission was unlawful.

          Reference is made to Article VIII of the Amended and Restated  By-laws of the Registrant,  dated  March 20,  2005, which states:

          Each director and officer of the  Corporation  shall be indemnified by the  Corporation  to the full  extent  permitted  under  the  Maryland
          General  Corporate Law,  except that such indemnity  shall not protect any such person against any liability for Disabling Conduct. Disabling
          Conduct  includes (a) liability in connection  with any  proceeding in which it is determined that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding,  and was committed in bad faith or was the result of active and  deliberate dishonesty,  or (ii) the  director  or officer  actually  received  an improper personal benefit in money,  property or services, or (iii) in the case of any  criminal  proceeding,  the  director  or officer  had reasonable cause to believe that the act or omission was unlawful, and
          (b) acts or omissions  which would  subject the officer or director to liability to the Corporation or any security  holders arising from the
          officer's  or  director's  willful   malfeasance,   bad  faith,  gross
          negligence or reckless disregard of the duties involved in the conduct of his  office.  Absent a final  decision  on the merits by a court or other body before whom the  proceeding was brought that the officer or director seeking  indemnification  was not liable on the merits or was not  liable  by reason  of  Disabling  Conduct,  the  decision  by the
          Corporation  to indemnify  such person must be based upon a reasonable determination, after review of the facts, by independent legal counsel in a written  opinion or by the vote of a majority  of a quorum of the
          Independent Directors who are not parties to the proceeding, that such officer or director was not liable by reason of Disabling Conduct.

          Insofar  as   indemnification   for  liabilities   arising  under  the
          Securities  Act of 1933 may be  permitted  to  directors,  officers or controlling  persons  of the  Registrant,  pursuant  to the  foregoing provisions,  or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against  public  policy as expressed in the Act and is,  therefore, unenforceable.  In the event that a claim for indemnification  against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director,  officer or controlling  person of the
          Registrant  in  the  successful   defense  of  any  action,   suit  or
          proceeding)  is  asserted  by such  director,  officer or  controlling person  in  connection  with  the  securities  being  registered,  the
          Registrant  will,  unless in the opinion of its counsel the matter has
          been  settled  by  controlling   precedent,   submit  to  a  court  of
          appropriate  jurisdiction the question whether such indemnification by it is  against  public  policy  as  expressed  in the Act and  will be governed by the final adjudication of such issue.

Item 26.       Business and Other Connections of the Investment Adviser.

               See  "Management"  in the  Prospectus  included as Part A of this
               Registration  Statement and  "Organization and Management" in the
               Statement of  Additional  Information  included as Part B of this
               Registration Statement.

Item 27.       Principal Underwriters.

               (a) Quasar   Distributors,   LLC,  the   Registrant's   principal
                   underwriter,  acts as principal underwriter for the following investment companies:

                   AIP Alternative Strategies Funds
                   Akros Absolute Return Fund
                   Al Frank Funds
                   Allied Asset Advisors Funds
                   Alpine Equity Trust
                   Alpine Income Trust
                   Alpine Series Trust
                   American Trust Allegiance Fund
                   Appleton Group
                   Ascentia Long/Short Fund
                   Bowen, Hanes Investment Trust
                   Brandes Investment Trust
                   Brandywine Blue Funds, Inc.
                   Brazos Mutual Funds
                   Bridges Investment Fund, Inc.
                   Buffalo Funds
                   Capital Advisors Funds
                   CastleRock Fund
                   Chase Funds
                   Conning Money Market Portfolio
                   Cookson Peirce
                   Country Funds
                   Cullen Funds
                   Duncan-Hurst Funds
                   Edgar Lomax Value Fund
                   Everest Funds
                   FFTW Funds, Inc.
                   FIMCO Funds
                   First American Funds, Inc.
                   First Amer Investment Funds, Inc.
                   First Amer Strategy Funds, Inc.
                   Fort Pitt Capital Group, Inc.
                   Fund X Funds
                   Glenmede Fund, Inc.
                   Glenmede Portfolios
                   Greenspring Fund
                   Greenville Small Cap Growth Fund
                   Guinness Atkinson Funds
                   Harding Loevner Funds
                   Hennessy Funds, Inc
                   Hennessy Mutual Funds, Inc.
                   Hester Total Return Fund
                   High Pointe Funds
                   Hotchkis and Wiley Funds
                   Intrepid Capital Management
                   Jacob Internet Fund Inc.
                   Jacobs & Company Mutual Fund
                   Jensen Portfolio
                   Julius Baer Funds
                   Kensington Funds
                   Keystone Mutual Funds
                   Kiewit Investment Fund L.P.
                   Kirr Marbach Partners Funds, Inc
                   Leeb Funds
                   Leonetti Funds
                   Light Revolution Fund
                   Lighthouse Capital Management
                   LKCM Funds
                   Masters' Select Fund Trust
                   Matrix Asset Advisors, Inc.
                   McCarthy Fund
                   McIntyre Global Equity Fund
                   MDT Funds
                   Midanek/Pak Fund
                   Monetta Fund, Inc.
                   Monetta Trust
                   MP63 Fund
                   Muhlenkamp (Wexford Trust)
                   Mutuals.com
                   Mutuals.com Vice Fund
                   Nicholas Funds
                   NorCap Funds, Inc.
                   Optimum Q Funds
                   Osterweis Funds
                   Perkins Capital Management
                   Permanent Portfolio Family of Funds, Inc.
                   Perritt Opportunities Funds
                   PIA Funds
                   PIC Funds
                   Portfolio 21
                   Primecap Odyssey Funds
                   Prudent Bear Funds, Inc.
                   Purisima Funds
                   Rainier Funds
                   Rigel Capital, LLC
                   Rockland Small Cap Growth Fund
                   Snow Fund
                   Stephens Management Co.
                   Structured Investment Fund
                   Summit Funds
                   Teberg Fund
                   Thompson Plumb (TIM)
                   TIFF Investment Program, Inc.
                   Tygh Capital Management
                   Villere Fund
                   Women's Equity Fund

               (b) To the best of the Registrant's knowledge, the directors  and
                   executive  officers  of  Quasar  Distributors,   LLC  are  as
                   follows:

                                                                  Positions
                  Name And Principal  Positions And Offices With  And Offices
                  Business Address    Quasar Distributors, LLC    With Registrant

                  James R. Schoenike  President, Board Member     None
                  Donna J. Berth      Treasurer                   None
                  Joseph D. Redwine   Board Member                None
                  Bob Kern            Board Member                None
                  Eric W. Falkeis     Board Member                None
                  Andrew M. Strnad    Secretary                   None
                  Teresa Cowan        Assistant Secretary         None

                  The address of each of the  foregoing  is  615  East  Michigan
                  Street, Milwaukee, Wisconsin, 53202.

               (c) Not applicable to Registrant.

Item 28.       Location of Accounts and Records.

               Accounts,  books and other documents required by Section 31(a) of the Investment  Company Act of 1940, as amended,  and Rules 31a-1 and 31a-2 promulgated thereunder,  are maintained and kept by the
               Registrant  and its  investment  adviser  in the  offices  of the
               Registrant and its investment adviser,  located at 600 Montgomery
               Street, 27th Floor, San Francisco, California 94111.

               Records covering  shareholder accounts are maintained and held by the Registrant's Transfer Agent, U.S. Bancorp Fund Services, LLC,
               in its offices,  located at 615 East Michigan Street,  Milwaukee,
               Wisconsin 53202.

               Records covering  portfolio  transactions are maintained and kept by  the  Registrant  in  its  offices  listed  above,  and by the
               Registrant's  Custodian,  State Street Bank and Trust Company, in
               its  offices,  located  at 1776  Heritage  Drive -  JAB2N,  North
               Quincy, Massachusetts 02171.

Item 29.       Management Services.

               Inapplicable.

Item 30.       Undertakings.

               Inapplicable.

                                   SIGNATURES

   Pursuant to the  requirements  of (the  Securities  Act and) the Investment
Company Act, the  Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the
Securities Act and) has duly caused this  registration statement to be signed on its behalf by the undersigned, duly  authorized, in the City of San Francisco, and State of California on the 30th day of May, 2006.

                              PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

                               By   /s/ MICHAEL J. CUGGINO
                                   ---------------------------------------------
                                    Michael J. Cuggino, President, Treasurer,
                                     Secretary and Director

     Pursuant to the  requirements  of the  Securities  Act,  this  registration statement  has been  signed  below by the  following  persons in the  capacities indicated on May 30, 2006.

*DAVID P. BERGLAND                  Director
-----------------------------
David P. Bergland

*HUGH A. BUTLER                     Director
-----------------------------
Hugh A. Butler

/s/ MICHAEL J. CUGGINO              President, Treasurer, Secretary and Director
-----------------------------       (principal financial and accounting officer)
Michael J. Cuggino

*ROGER DOEBKE                       Director
-----------------------------
Roger Doebke

* Signed by Michael J. Cuggino, Attorney-in-fact, pursuant to Power of  Attorney filed herewith.

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                               POWER OF ATTORNEY

     KNOW BY ALL MEN BY THESE PRESENTS, that I, David P. Bergland, a director of
Permanent Portfolio Family of Funds, Inc.  (“Corporation”),  do hereby nominate, constitute and appoint Michael J. Cuggino,  my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution,  to make, execute and sign for me, in my name and in my capacity as a director of the Corporation, any and all amendments to the Corporation’s  Registration Statement on Form N-1A
under the Securities Act of 1933, as amended,  and the Investment Company Act of
1940, as amended, and to file with the Securities and Exchange  Commission,  and any other regulatory  authority having  jurisdiction  over the offer and sale of shares in each of the Corporation’s portfolios,  any such amendment, and any and all  supplements  thereto  or to  any  prospectus  or  statement  of  additional information forming a part thereof, and any and all exhibits and other documents requisite in  connection  therewith,  granting unto said attorney full power and authority to do and perform each and every act and thing  requisite or necessary to be done, and ratifying and confirming all that said attorney-in-fact,  or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN  WITNESS  WHEREOF,   this  instrument  has  been  signed  below  by  the
undersigned in the capacity on this 1st day of May, 2003.

                                                   /s/ David P. Bergland
                                                   -----------------------------
                                                   David P. Bergland
                                                   Director

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                               POWER OF ATTORNEY

     KNOW BY ALL MEN BY THESE PRESENTS, that  I,  Hugh  A. Butler, a director of
Permanent Portfolio Family of Funds, Inc.  (“Corporation”),  do hereby nominate, constitute and appoint Michael J. Cuggino,  my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution,  to make, execute and sign for me, in my name and in my capacity as a director of the Corporation, any and all amendments to the Corporation’s  Registration Statement on Form N-1A
under the Securities Act of 1933, as amended,  and the Investment Company Act of
1940, as amended, and to file with the Securities and Exchange  Commission,  and any other regulatory  authority having  jurisdiction  over the offer and sale of shares in each of the Corporation’s portfolios,  any such amendment, and any and all  supplements  thereto  or to  any  prospectus  or  statement  of  additional information forming a part thereof, and any and all exhibits and other documents requisite in  connection  therewith,  granting unto said attorney full power and authority to do and perform each and every act and thing  requisite or necessary to be done, and ratifying and confirming all that said attorney-in-fact,  or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN  WITNESS  WHEREOF,   this  instrument  has  been  signed  below  by  the
undersigned in the capacity on this 1st day of May, 2003.

                                                   /s/ Hugh A. Butler
                                                   -----------------------------
                                                   Hugh A. Butler
                                                   Director

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                               POWER OF ATTORNEY

     KNOW  BY  ALL  MEN  BY  THESE PRESENTS, that I, Roger Doebke, a director of
Permanent Portfolio Family of Funds, Inc.  (“Corporation”),  do hereby nominate, constitute and appoint Michael J. Cuggino,  my true and lawful  attorney-in-fact and agent, with full power of substitution and resubstitution,  to make, execute and sign for me, in my name and in my capacity as a director of the Corporation, any and all amendments to the Corporation’s  Registration Statement on Form N-1A
under the Securities Act of 1933, as amended,  and the Investment Company Act of
1940, as amended, and to file with the Securities and Exchange  Commission,  and any other regulatory  authority having  jurisdiction  over the offer and sale of shares in each of the Corporation’s portfolios,  any such amendment, and any and all  supplements  thereto  or to  any  prospectus  or  statement  of  additional information forming a part thereof, and any and all exhibits and other documents requisite in  connection  therewith,  granting unto said attorney full power and authority to do and perform each and every act and thing  requisite or necessary to be done, and ratifying and confirming all that said attorney-in-fact,  or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN  WITNESS  WHEREOF,   this  instrument  has  been  signed  below  by  the
undersigned in the capacity on this 11th day of December, 2004.

                                                   /s/ Roger Doebke
                                                   -----------------------------
                                                   Roger Doebke
                                                   Director

INDEX TO EXHIBITS

Exhibit Number                                Exhibit

     (j)                Consent  of  Tait,   Weller  &  Baker LLP,  Independent
                        Registered Public Accounting Firm.

Independent Registered Public Accounting Firm's Consent
            Independent Registered Public Accounting Firm’s Consent

We consent to the references to our firm in  Post-Effective  Amendment No. 34 to the Registration  Statement on Form N-1A of Permanent Portfolio Family of Funds,

Inc.  and to the use of  our  report,  dated  March  13,  2006  on the  financial statements  and financial  highlights of the Permanent  Portfolio,  the Treasury

Bill  Portfolio,  the  Versatile  Bond  Portfolio,  and  the  Aggressive  Growth

Portfolio,  each a series of shares of Permanent Portfolio Family of Funds, Inc.

Such  financial  statements and financial  highlights  appear in the 2006 Annual

Report to Shareholders  which is  incorporated by reference in the  Registration

Statement.

                                                    /s/ Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
May 30, 2006